------------------
   ICON FUNDS
------------------


                                   [GRAPHIC]


                                     FINDING
                                     VALUE
                                     IN
                                    CHANGING
                                    MARKETS


       2000
SEMI-ANNUAL
     REPORT

                               ------------------
                                   ICON FUNDS
                               ------------------

MANAGEMENT DISCUSSION AND ANALYSIS ------------------------------------->    8
DOMESTIC FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS ------------------------------------->   35
SHORT-TERM FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS ------------------------------------->   37
INTERNATIONAL FUNDS

FINANCIAL STATEMENTS --------------------------------------------------->   52

FINANCIAL HIGHLIGHTS --------------------------------------------------->   60

NOTES TO FINANCIAL STATEMENTS ------------------------------------------>   66

                                          Serving as Advisor for the ICON Funds
                                          is Meridian Investment Management
                                          Corporation, referenced in this report
                                          as the "Advisor."

ICON FUNDS    2000 ANNUAL REPORT

FINDING VALUE IN CHANGING MARKETS

DEAR ICON FUNDS
SHAREHOLDERS AND ADVISORS:

The first rule of investing:
NEVER UNDERESTIMATE THE DYNAMIC NATURE OF THE MARKET. Case in point: the last three years.

Since 1997, sector and industry leadership has been extremely narrow and short-lived. The following discussion offers insight and an explanation into that situation.

Each week, we compute the weekly change in the NYSE Composite Index. Then we compute a standard deviation of the most recent 13 weekly changes, which simply reflects how much variability there has been in the market.

This chart tracks this dynamic aspect from 1982 through 1990. You'll see that every upward spike in variability has ushered in a theme change in the market.

 ................................................................................

                    CRAIG T. CALLAHAN, D.B.A. TRUSTEE, CHIEF
                       INVESTMENT OFFICER OF THE ADVISOR

                                    [PHOTO]

ICON FUNDS LETTER TO SHAREHOLDERS AND ADVISORS


In 1982 (Point 1), the bear market ended and cyclical issues led the rally.
In 1984 (Point 2), Health and Financial issues became the new leaders. In mid-1986 (Point 3), Mining and Energy stocks surged and led the market higher. The extreme variability following the market crash in 1987 (Point 4) resulted in a recovery market where Banks and Transportation proved new industry leaders. In October 1989 (Point 5), after the United Airlines takeover financing collapsed, previously lagging Technology issues came alive and bolted to the lead. The following autumn (Point 6) saw the invasion of Kuwait. This time, Cyclicals took the lead. The pattern is clear: after every jolt in variability, the market has moved higher with new industry leadership.

[GRAPH] Standard Deviation of 13-week changes in NYSE Composite Index 1/82-3/00

Data Source: Barron's. Past Performance cannot guarantee future results

ICON FUNDS   LETTER TO SHAREHOLDERS AND ADVISORS

[GRAPH]

This is the same graph with examples from 1997 through first quarter 2000. Although Point 7 did not quite hit the usual threshold, we definitely saw leadership shifting to Brokerage, Investment Management, Broadcasting and Air Freight. Later in 1997 and into early 1998 (Point 8), Retail Industries and Airlines took the lead. Point 9 occurred at the bottom of October 1998, when Technology stocks catapulted into 1999 after being among the worst-performing industries during the previous market move. The drop in the market in fall 1999 gave us Point 10, from which Biotechnology and many small-cap stocks in the Drug industry jumped into favor.

ICON FUNDS   LETTER TO SHAREHOLDERS AND ADVISORS

[GRAPH]

 ................................................................................

The graph of the NYSE Composite Index shows the bursts in the market from 1997 to the present. Instead of lasting one to two years, they lasted just six months to one year. Also, during those advances, only about 25 percent of the industries beat broad market indices. If an index were to reflect the broad market, it would seem logical to expect nearly half the industries would beat the index and the remainders would lag. But such has not been the case. In summary, we have experienced a market with rapidly changing, short-lived sector themes.

This can be a nightmare to investors and managers. One manager might catch one theme correctly and get great returns over one move, and then post dismal returns by missing the next theme. Investors using momentum approaches can get hurt in a setting of rapid rotation. They get into a theme after it is in motion and do not get out until after it has fizzled. Turnover and taxes can increase in these conditions if investors attempt to participate in every short-term move.

ICON FUNDS   LETTER TO SHAREHOLDERS AND ADVISORS

What is the cause of this unusual situation? Beginning in early 1997, the Federal Reserve tightened monetary policy, but did so with less severity than in the past. Interest rates were increased in little quarter-point increments despite an inherently strong economy. Rather than abandoning stocks altogether, investors have flocked to small pockets of growth they thought might be immune to FED policy. As seen in the graphs, these pockets have rotated rapidly. Fortunately, the combination of continued tight monetary policy and high economic growth is not sustainable. Monetary policy is very powerful and will ultimately bring about a new economic environment.

During the past three years we have tried to be steady and dependable. Our funds have allowed investors to participate in sector themes, but not through speculation and rapid turnover.

IT HAS HELPED US FIND VALUE IN CHANGING MARKETS.

/s/ Craig T. Callahan, D.B.A.

Trustee, Chief Investment
Officer of the Advisor

                                   ----------
                                   ICON FUNDS
                                   ----------


MANAGEMENT DISCUSSION AND ANALYSIS .....................................> 8
DOMESTIC FUNDS


MANAGEMENT DISCUSSION AND ANALYSIS .....................................>35
SHORT-TERM FIXED INCOME FUND


MANAGEMENT DISCUSSION AND ANALYSIS .....................................>37
INTERNATIONAL FUNDS


FINANCIAL STATEMENTS ...................................................>52


FINANCIAL HIGHLIGHTS ...................................................>60


NOTES TO FINANCIAL STATEMENTS ..........................................>66



                                          Serving as Advisor for the ICON Funds
                                          is Meridian Investment Management
                                          Corporation, referenced in this report
                                          as the "Advisor."

----------
ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS
----------

BASIC MATERIALS

PERFORMANCE

The ICON Basic Materials Fund (the "Fund") opened on May 5, 1997. For the six months ended March 31, 2000, the Fund depreciated 3.42%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Basic Materials Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Basic Materials Fund has seen considerable activity in the last six months. New industry positions have been added and old ones sold. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Gold/Precious Metals Mining and Metal Fabricator industries were sold during the last six months. The new industry added to the Fund was Construction.

The largest industry holding in the Fund is Electrical Equipment. Stocks in this industry include General Electric, Molex and Solectron. These stocks have posted solid gains since being added to the Fund in early 1999. These stocks, not considered traditional Basic Materials issues, have added diversification and large capitalization exposure to the Fund.

The second largest industry holding is Steel. Steel stocks held in the Fund include Worthington, U.S. Steel, and Texas Industries, among others. Steel producers have profited from the global economic strength over the past 18 months. As the U.S. economy has raced ahead and international economies have followed, raw material producers have benefited.

CURRENT OUTLOOK

The Advisor sees many attractive industry opportunities within the Fund. Commodity related industries can be subject to significant volatility based on fluctuations in the underlying commodity. The Fund is currently positioned in six different industries, with approximately half of its assets in non-commodity related industries. The Advisor believes that the diversification of the current positioning should mitigate wild price swings that are characteristic of commodity-related industries.

BASIC MATERIALS

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      81.3%
Top 10 Equity Holdings (% of Net Assets)      45.8%
Number of Stocks                              29
Cash & Cash Equivalents                       18.7%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Molex Inc.                                    5.9%
General Electric Co.                          5.9%
Solectron Corp.                               5.8%
Englehard Corp.                               4.9%
PPG Industries Inc.                           4.8%
Phelps Dodge Corp.                            4.2%
Honeywell Intl. Inc.                          4.1%
Cambrex Corp.                                 3.6%
Nucor Corp.                                   3.3%
Worthington Industries                        3.3%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Electrical Equipment                          37.4%
Steel                                         17.9%
Chemicals (Diversified)                        8.8%
Metals Mining                                  8.0%
Construction                                   5.7%
Chemicals (Speciality)                         3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                     ICON BASIC        S&P SUPERCOMPOSITE
                   MATERIALS FUND         1500 INDEX
                   --------------     -------------------
GROWTH OF $10,000
SINCE INCEPTION       $7,352                $18,656

CUMULATIVE
RETURN SINCE         (26.48%)                86.56%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE         (10.04%)                23.93%
INCEPTION


LIFE OF THE FUND   VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
                   BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00

                                    [CHART]

                     ICON BASIC        S&P SUPERCOMPOSITE
                   MATERIALS FUND         1500 INDEX
                   --------------     -------------------
                      11.89%               18.17%

*Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Basic Materials Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)

BASIC MATERIALS

Shares or Principal Amount                                           Market Value
COMMON STOCKS 81.3%

CONSTRUCTION 5.7%

    14,100         Florida Rocok INDS                                 $  394,800
     9,700         Southdown Inc.                                        572,300
    12,000         Vulcan Materials Co.                                  549,750
--------------------------------------------------------------------------------
Total Construction                                                     1,516,850

STEEL 17.9%

    31,700         AK Steel Holding Corp.                                328,888
    19,950         Allegheny Technologies Inc.                           400,247
    94,000         Bethlehem Steel Corp.(a)                              564,000
    15,800         Nucor Corp.                                           790,000
    23,100         Texas Industries Inc.                                 718,988
    35,600         Ucar Internationala                                   469,475
    28,500         USX-U S Steel Group                                   712,500
    63,500         Worthington Industries                                785,811
--------------------------------------------------------------------------------
Total Steel                                                            4,769,909

METALS MINING 8.0%

    38,500         Freeport-McMoran Copper-B(a)                          464,406
    35,600         INCO Ltd.(a)                                          651,925
    21,465         Phelps Dodge Corp.                                  1,019,588
--------------------------------------------------------------------------------
Total Metals Mining                                                    2,135,919

CHEMICALS (SPECIALTY) 3.5%

     3,500         Penford Corp.                                          63,000
    19,700         Cambrex Corp.(a)                                      856,950
--------------------------------------------------------------------------------
Total Chemicals (Specialty)                                              919,950

CHEMICALS (DIVERSIFIED) 8.8%

    78,000         Engelhard Corp.                                     1,179,750
    22,100         PPG Industries Inc.                                 1,156,106
--------------------------------------------------------------------------------
Total Chemicals (Diversified)                                          2,335,856

ELECTRICAL EQUIPMENT 37.4%

    17,700         Benchmark Electronics Inc.(a)                         654,900
     8,200         Black Box Corp.(a)                                    567,722
    12,400         C & D Technologies Inc.                               731,600
    14,500         Emerson Electric Co.                                  766,687
     9,200         General Electric Co.                                1,427,725
    18,937         Honeywell Intl. Inc..                                 997,743
    24,375         Molex Inc.                                          1,432,031
    16,700         Rockwell Intl. Corp.                                  698,268
    35,000         Solectron Corp.(a)                                  1,402,188
     8,000         Symbol Technologies                                   658,500
    10,600         Technitrol(a)                                         617,451
--------------------------------------------------------------------------------
Total Electical Equipment                                              9,954,815

Total common stocks 81.3%
                   Cost ($21,227,568)                               $ 21,633,299
--------------------------------------------------------------------------------
SHORT-TERM NOTES 18.7%
--------------------------------------------------------------------------------
   640,390         US Treasury Bill
                   4.53%                     4/27/2000                   640,390
--------------------------------------------------------------------------------
   862,698         General Mills Demand Note
                   5.74%                     12/3/2000                   862,698
--------------------------------------------------------------------------------
   882,951         Sara Lee Demand Note
                   5.73%                     4/26/2000                   882,951
--------------------------------------------------------------------------------
   761,505         Wisconsin Electric Demand Note
                   5.77%                     4/4/2000                    761,505
--------------------------------------------------------------------------------
   924,590         Warner Lambert Demand Note
                   5.77%                     11/21/2000                  924,590
--------------------------------------------------------------------------------
   914,741         American Family Demand Note
                   5.77%                     12/21/2000                  914,741
--------------------------------------------------------------------------------
Total Short-Term Notes
                   Cost ($4,986,875)                                   4,986,875
--------------------------------------------------------------------------------
Total Investments 100.0%
                   Cost ($26,214,443)                                $26,620,174

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS  MANAGEMENT DISCUSSION & ANALYSIS
----------

CONSUMER CYCLICALS

PERFORMANCE

The ICON Consumer Cyclicals Fund (the "Fund") opened on July 9, 1997. For the six months ended March 31, 2000, the Fund appreciated 6.10%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Consumer Cyclicals Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Consumer Cyclicals Fund has seen considerable activity in the last six months. New industry positions include Building Material Group, Retail Stores (Department Stores) and Retail (Discounters). These investments have focused on the opportunities the Advisor believes are available within certain Consumer Cyclical oriented industries. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Retail Specialty (Apparel), Retail (Specialty), Footware, Machinery (Diversified) and Specialty Printing industries were sold during the last six months.

The largest industry holding is Retail (Building Supplies). Stocks held in this industry include Home Depot, Lowes, and Fastenal, among others. Home Depot, which has long been a darling of Wall Street, continued its impressive track record in the last six months. "Do-it-yourselfers" have sustained spending their disposable income at these Retail (Building Supply) outlets. The strong domestic economy and the market's continued infatuation with large cap stocks were major reasons why Home Depot's stock approximately doubled over our holding period.

The second largest industry holding in the Fund is Services (Advertising/Marketing). This industry has consistently maintained its large weighting in the Fund over the last six months. Stocks in this industry include Acxiom, Catalina Marketing, Interpublic and Omnicom Group. These stocks have shown an exceptional performance in the last six months. This industry's valuation and relative strength characteristics warrant its continued inclusion in the Fund.

CURRENT OUTLOOK

The Advisor sees several attractive industry opportunities within the Fund. Currently the Fund is positioned in three major areas: Retail, Services (Advertising/ Marketing) and Capital Goods. This sector has been out of favor in the six months period, but we see that changing soon. The Advisor's valuation and relative strength selection criteria suggest that the Fund is positioned correctly for the next market move. The Advisor believes that the Fund's broad industry composition should mitigate some of the risk that is characteristic of many sector funds.

CONSUMER CYCLICALS

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      95.8%
Top 10 Equity Holdings (% of Assets)          63.9%
Number of Stocks                              25
Cash & Cash Equivalents                        4.2%
--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Lowes Companies                               13.5%
Fastenal Co.                                  10.8%
Astec Industries Inc.                          7.0%
Teleflex Inc.                                  6.5%
Omnicom Group                                  5.0%
CDW Computer Centers                           4.8%
Axciom Corporation                             4.4%
Home Depot                                     4.3%
Dollar Tree Stores, Inc.                       3.9%
Dollar General Corporation                     3.7%
--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Retail (Building Supplies)                    29.5%
Services (Advertising/Mktg.)                  22.1%
Manufacturing (Specialized)                   16.5%
Retail (Discounters)                          16.2%
Retail (Home Shopping)                         4.6%
Retail Stores (Dept. Stores)                   3.7%
Manufacturing (Diversified)                    2.4%
Building Materials Group                       0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                    ICON CONSUMER      S&P SUPERCOMPOSITE
                   CYCLICALS FUND         1500 INDEX
                   --------------     -------------------
GROWTH OF $10,000
SINCE INCEPTION       $10,503                $16,993

CUMULATIVE
RETURN SINCE            5.03%                 69.93%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE            1.82%                 21.45%
INCEPTION


LIFE OF THE FUND    VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
                    BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                    ICON CONSUMER      S&P SUPERCOMPOSITE
                   CYCLICALS FUND         1500 INDEX
                   --------------     -------------------
                       4.69%                18.17%

*Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Consumer Cyclicals Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

CONSUMER CYCLICALS

Shares or Principal Amount                                           Market Value

COMMON STOCKS 95.8%

BUILDING MATERIALS GROUP 0.9%

    11,600         Elcor Corp.                                        $  400,200
--------------------------------------------------------------------------------
Total Building Materials Group                                           400,200

RETAIL STORES (DEPT STORES) 3.7%

    14,300         Federated Dept. Stores (a)                            597,025
    20,700         May Department Stores Co.(a)                          589,950
    14,500         Nordstrom Inc.(a)                                     427,750
--------------------------------------------------------------------------------
Total Retail Stores (Dept. Stores)                                     1,614,725

RETAIL (DISCOUNTERS) 16.2%
    22,200         99 Cents Only Stores(a)                               871,350
    57,200         Dollar General Corporation(a)                       1,537,250
    31,100         Dollar Tree Stores Inc.(a)                          1,621,088
    73,600         Family Dollar Stores(a)                             1,531,800
    63,800         Ross Stores Inc.(a)                                 1,535,187
--------------------------------------------------------------------------------
Total Retail (Discounters)                                             7,096,675

RETAIL (HOME SHOPPING) 4.6%

    23,800         CDW Computer Centers(a)                             2,009,613
--------------------------------------------------------------------------------
Total Retail (Home Shopping)                                           2,009,613

RETAIL (BUILDING SUPPLIES) 29.5%

    95,300         Fastenal Co.                                        4,562,488
    27,950         Home Depot Inc.                                     1,802,775
    56,000         Hughes Supply Inc.                                    868,000
    97,500         Lowes Companies(a)                                  5,691,562
--------------------------------------------------------------------------------
Total Retail (Building Supplies)                                      12,924,825

SERVICES (ADVERTISING/MKTG) 22.1%

    55,300         Acxiom Corporation(a)                               1,838,725
    57,000         Advo Inc.(a)                                        1,425,000
    12,900         Catalina Marketing Corp.(a)                         1,306,125
    32,500         Interpublic Group Of Cos                            1,535,625
    22,600         Omnicom Group                                       2,111,688
    36,900         True North Communications                           1,450,631
--------------------------------------------------------------------------------
Total Services (Advertising/Mktg)                                      9,667,794

MANUFACTURING (DIVERSIFIED) 2.4%
    25,100         Parker-Hannifin Corp.                               1,036,944
--------------------------------------------------------------------------------
Total Manufacturing (Diversified)                                      1,036,944

MANUFACTURING (SPECIALIZED) 16.4%

   110,300         Astec Industries Inc.(a)                            2,929,844
    29,500         Diebold Inc.                                          811,250
    33,500         Pall Corp.                                            751,655
    76,600         Teleflex Inc.                                       2,719,300
--------------------------------------------------------------------------------
Total Manufacturing (Specialized)                                      7,212,049

Total Common Stocks
                   (Cost $37,534,618)                              $  41,962,825
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 4.2%
--------------------------------------------------------------------------------
   818,778  Sara Lee Demand Note
                   5.73%                     4/26/00                     818,778
--------------------------------------------------------------------------------
   191,487  Warner Lambert Demand Note
                   5.77%                     11/21/00                    191,487
--------------------------------------------------------------------------------
   825,972  American Family Demand Note
                   5.77%                     12/21/00                    825,972
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                   (Cost $1,836,237)                                   1,836,237
--------------------------------------------------------------------------------
Total Investments 100.0%
                   (Cost $39,370,855)                                $43,799,062

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

ENERGY

PERFORMANCE

The ICON Energy Fund (the "Fund") opened on November 5, 1997. For the six months ended March 31, 2000, the Fund appreciated 37.22%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Energy Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Energy Fund has maintained its same industry composition during the last six months. The Advisor's quantitative system, which includes both valuation and relative strength, has dictated holding Oil (Domestic Integrated), Drilling & Equipment stocks and Exploration/Production stocks. Relative to other industries in the Energy sector, these industries generally are smaller cap and experience more price fluctuation. The Advisor remains very bullish on these three industry groups.

The largest industry holding in the Fund is Drilling & Equipment. Stocks held in this industry include Transocean, Ensco and Weatherford. Ensco, the largest stock in the industry has been a strong performer. As previously mentioned, Drilling & Equipment stocks fluctuate considerably based on movements in the price of oil. In the last six months, these stocks have benefited from potential production cuts and increased demand for oil.

The second largest industry holding is Exploration & Production. Stocks held in this industry include Apache, Kerr-McGee and Union Pacific Resources. As the most recent annual period was coming to a close, this industry was exhibiting excellent relative strength. The Advisor sees considerable appreciation potential in the next twelve to eighteen months. While past performance cannot predict future results, the Advisor expects that the share price increases in this sector will continue.

CURRENT OUTLOOK

The Advisor remains focused in two major industry groups: Drilling & Equipment and Exploration and Production. Commodity related industries can be subject to significant volatility based on fluctuations in the underlying commodity. This hurt the performance of the Fund in 1998 and early 1999 but has helped it since. The Advisor does not speculate on the future direction of energy prices, but trends have been promising. The Advisor's quantitative investment strategies continue to dictate holding both Drilling & Equipment and Exploration & Production stocks in the ICON Energy Fund.

ENERGY

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      91.7%
Top 10 Equity Holdings (% of Assets)          54.0%
Number of Stocks                              23
Cash & Cash Equivalents                        8.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Transocean Sedco Forex Inc.                    6.6%
Ensco International Inc.                       6.6%
Weatherford Intl. Inc.                         6.0%
BJ Services Co.                                5.8%
Smith International Inc.                       5.8%
Nabors Industries                              5.7%
Schlumberger Ltd.                              4.7%
Global Marine Inc.                             4.6%
Apache Corp.                                   4.2%
Noble Drilling Corporation                     4.0%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Oil & Gas (Drilling & Equip)                  63.1%
Oil & Gas (Exploration/Prod)                  24.6%
Oil (Domestic Integrated)                      4.0%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                                       S&P SUPERCOMPOSITE
                  ICON ENERGY FUND        1500 INDEX
                  ----------------    -------------------
GROWTH OF $10,000
SINCE INCEPTION       $11,090                $16,114

CUMULATIVE
RETURN SINCE           10.90%                 61.14%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE            4.40%                 21.97%
INCEPTION


                                    [GRAPH]


ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00

                                    [CHART]

                                       S&P SUPERCOMPOSITE
                  ICON ENERGY FUND        1500 INDEX
                  ----------------    -------------------
                      64.91%                 18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Energy Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)


ENERGY


Shares or Principal Amount                                           Market Value
COMMON STOCKS 91.7%

OIL & GAS (DRILLING & EQUIP.) 63.1%

    25,600         Baker-Hughes Inc.                                  $  774,400
    19,400         BJ Services Co.(a)                                  1,433,175
    45,100         Ensco International Inc.                            1,629,238
    44,800         Global Marine Inc.(a)                               1,136,800
    21,600         Halliburton Co.                                       885,600
    30,900         Helmerich & Payne                                     957,900
    35,900         Nabors Industries(a)                                1,393,369
    23,600         Noble Drilling Corp.(a)                               977,925
    15,004         Schlumberger Ltd.                                   1,147,806
    18,300         Smith International Inc.(a)                         1,418,250
    27,200         Tidewater Inc.                                        865,300
    31,804         Transocean Sedco Forex Inc.                         1,631,943
    25,165         Weatherford Intl. Inc.(a)                           1,483,161
--------------------------------------------------------------------------------
Total Oil & Gas (Drilling & Equip.)                                   15,734,867

OIL (DOMESTIC INTEGRATED)4.0%

    16,800         Occidental Petroleum Corp.(a)                         348,600
    21,600         Unocal Corp.                                          642,600
--------------------------------------------------------------------------------
Total Oil (Domestic Integrated)                                          991,200

OIL & GAS (EXPLORATION/PROD) 24.6%

    20,000         Anadarko Petroleum Corp.                              773,750
    20,600         Apache Corp.                                        1,024,850
    21,100         Burlington Resources Inc.                             780,700
    11,300         Devon Energy Corporation `New'                        548,756
    15,594         Kerr-Mcgee Corp.                                      900,554
    13,000         Murphy Oil Corp.                                      749,125
    19,400         Noble Affiliates Inc.                                 636,562
    48,400         Union Pac Res Group Comp.                             701,800
--------------------------------------------------------------------------------
Total Oil & Gas (Exploration/Prod)                                     6,116,097

Total Common Stocks
         (Cost $17,269,307)                                          $22,842,164
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 8.3%
--------------------------------------------------------------------------------
147,156         General Mills Demand Note
                   5.73%                     12/3/00                     147,156
--------------------------------------------------------------------------------
712,625          Sara Lee Demand Note
                   5.73%                     4/26/00                     712,625
--------------------------------------------------------------------------------
195,303          Wisconsin Electic Demand Note
                   5.77%                     4/4/00                      195,303
--------------------------------------------------------------------------------
252,034          Warner Lambert Demand Note
                   5.77%                     11/21/00                    252,034
--------------------------------------------------------------------------------
769,478          American Family Demand Note
                   5.77%                     12/21/00                    769,478
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                   (Cost $2,076,595)                                   2,076,596
--------------------------------------------------------------------------------
Total Investments 100.0%
         (Cost $19,345,902)                                          $24,918,760

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

FINANCIAL SERVICES

PERFORMANCE

The ICON Financial Services Fund (the "Fund") opened on July 1, 1997. For the six months ended March 31, 2000, the Fund appreciated 9.52%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Financial Services Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Financial Services Fund has seen considerable change in its holdings over the duration of the last six months. The Insurance (Property/Casualty) industry was sold as it no longer met the standards of the Advisor's quantitative system. Four new industries were added to the Fund. These industries were Investment Banking/Brokerage, Saving & Loan Companies, Insurance (Life/Health) and Investment Management.

The largest industry holding in the Fund is Banks (Major Regional). Stocks in this industry include BB&T, Fleet Boston, US Bancorp and Wells Fargo. Although rising interest rates have had a negative impact on these stocks, valuations in the industry remain favorable.

The second largest industry holding is Insurance (Life/Health). Insurance (Life/Health) stocks held in the Fund include Delphi Financial Group, Jefferson-Pilot, Protective Life and Reliastar Financial.

CURRENT OUTLOOK

The Advisor sees select opportunities within the Fund. The Financial Services sector has been undervalued in the last six months, and we see that change occurring in the next six months. Financial Services may very well lead the next leg of the bull market. Based on their current valuation and relative strength characteristics, the Advisor believes that Financial Services stocks are poised for considerable gains despite the rising interest rate environment. The Fund holdings are very well diversified and include stocks in nine different industries.

FINANCIAL SERVICES


PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      51.7%
Top 10 Equity Holdings (% of Net assets)      47.5%
Number of Stocks                              32
Cash and Cash Equivalents                     48.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Jefferson-Pilot Corp.                          5.4%
Charter One Fin Inc.                           4.9%
Price (T. Rowe) Associates                     4.9%
US Bancorp                                     4.7%
Edwards (AG) Inc.                              4.7%
Wells Fargo and Company                        4.6%
Old Kent Financial Corporation                 4.6%
Fleet Boston Financial Corp.                   4.6%
BB&T Corp.                                     4.6%
Bear Stearns Companies Inc.                    4.5%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Banks (Major Regional)                        11.0%
Insurance (Life/Health)                        8.7%
Investment Banking/Brokerage                   8.0%
Savings & Loan Companies                       6.4%
Investment Management                          5.6%
Banks (Regional)                               5.4%
Consumer Finance                               4.2%
Financial (Diversified)                        1.9%
Banks (Money Center)                           0.5%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                    ICON FINANCIAL     S&P SUPERCOMPOSITE
                    SERVICES FUND         1500 INDEX
                   --------------     -------------------
Growth of $10,000
Since Inception       $11,343                $17,311

Cumulative
Return Since           13.43%                 73.11%
Inception

Average Annual
Return Since            4.69%                 22.08%
Inception

LIFE OF THE FUND    VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
                    BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON FINANCIAL      S&P SUPERCOMPOSITE
                   SERVICES FUND          1500 INDEX
                   --------------     -------------------
                      (4.50%)               18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Financial Services Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

FINANCIAL SERVICES


SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

Shares or Principal Amount                                           Market Value
COMMON STOCKS 51.7%

INVESTMENT BANKING/BROKERAGE 8.0%

    65,700         Bear Stearns Companies Inc.                        $2,997,563
    77,400         Edwards (AG) Inc.                                   3,096,000
    29,000         Lehman Brothers Holdings Inc.                       2,813,000
--------------------------------------------------------------------------------
Total Investment Banking/Brokerage                                     8,906,563

SAVINGS & LOAN COMPANIES 6.4%

   175,700         Anchor Bancorp Wisconsin Inc.(a)                    2,789,237
   154,800         Charter One Fin Inc.(a)                             3,250,800
    48,600         Downey Financial Corp.(a)                           1,032,750
--------------------------------------------------------------------------------
Total Savings & Loan Companies                                         7,072,787

BANKS (REGIONAL) 5.4%

    93,800         Old Kent Financial Corp.(a)                         3,030,912
   117,000         Southtrust Corp.(a)                                 2,976,188
--------------------------------------------------------------------------------
Total Banks (Regional)                                                 6,007,100

BANKS (MAJOR REGIONAL) 11.0%

   107,200         BB&T Corp.(a)                                       3,008,300
    82,900         Fleet Boston Financial Corp.(a)                     3,025,850
   141,600         U S Bancorpa                                        3,097,500
    74,400         Wells Fargo And Companya                            3,045,750
--------------------------------------------------------------------------------
Total Banks (Major Regional)                                          12,177,400

BANKS (MONEY CENTER) 0.5%

     4,100         Chase Manhattan Corp.                                 357,469
     1,600         Morgan (JP) & Co.                                     210,800
--------------------------------------------------------------------------------
Total Banks (Money Center)                                               568,269

CONSUMER FINANCE 4.2%

   159,500         Americredit Corp.(a)                                2,601,844
    27,800         Capital One Finl Corp.                              1,332,663
    14,750         MBNA Corp.                                            376,125
     3,500         Providian Financial Corp.                             303,187
--------------------------------------------------------------------------------
Total Consumer Finace                                                  4,613,819

INSURANCE (LIFE/HEALTH) 8.7%

    50,000         Delphi Financial Group - Cl Aa                      1,518,750
    53,600         Jefferson-Pilot Corp.(a)                            3,567,750
    52,800         Protective Life Corp.(a)                            1,676,400
    84,300         Reliastar Financial Corp.(a)                        2,855,663
--------------------------------------------------------------------------------
Total Insurance (Life/Health)                                          9,618,563

FINANCIAL (DIVERSIFIED) 1.9%

     2,200         American Express                                      327,663
     3,200         American General Corp.                                179,600
     6,225         Citigroup Inc.                                        369,220
     3,600         Fed Home Loan Mtg Co.                                 159,075
     3,000         Federal Natl Mortgage Assn.                           169,312
     2,800         Morgan Stanley Dean Witter                            228,375
     1,000         SEI Corp.(a)                                          112,250
    15,000         SLM Holding Corp.(a)                                  514,500
--------------------------------------------------------------------------------
Total Financial (Diversified)                                          2,059,995

INVESTMENT MANAGEMENT 5.6%

    72,300         Alliance Capital Mgmt Hldg.                        $2,995,931
    81,900         Price (T. Rowe) Associates                          3,235,050
--------------------------------------------------------------------------------
Total Investment Management                                            6,230,981

Total Common Stocks
                   Cost ($54,733,492)                                 57,255,477
--------------------------------------------------------------------------------
SHORT-TERM NOTES 48.3%
--------------------------------------------------------------------------------
22,630,163         US Treasury Bill
                   6.3%                      4/20/2000                22,630,163
--------------------------------------------------------------------------------
29,604,546         US Treasury Bill
                   4.53%                     4/27/2000                29,604,546
--------------------------------------------------------------------------------
   448,077         General Mills Demand Note
                   5.74%                     12/3/2000                   448,077
--------------------------------------------------------------------------------
   166,302         Sara Lee Demand Note
                   5.73%                     4/26/2000                   166,302
--------------------------------------------------------------------------------
   280,777         Warner Lambert Demand Note
                   5.77%                     11/21/2000                  280,777
--------------------------------------------------------------------------------
   420,220         American Family Demand Note
                   5.77%                     12/21/2000                  420,220
--------------------------------------------------------------------------------
Total Short-Term Notes
                   Cost ($53,550,085)                                 53,550,085
--------------------------------------------------------------------------------
Total Investments 100.0%
                   Cost ($108,283,577)                              $110,805,562

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(a) NON-INCOME PRODUCING SECURITY

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

HEALTHCARE

PERFORMANCE

The ICON Healthcare Fund (the "Fund") opened on February 24, 1997. For the six months ended March 31, 2000, the Fund appreciated 31.65%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Healthcare Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Healthcare Fund has seen considerable activity in the last six months. Two new industry positions have been added and one has been sold. One industry sold during the last six months was Healthcare (Long Term Care). The new industries added to the Fund were Healthcare (Hospital Management) and Healthcare (Special Services), which offer good growth potential without excessive valuations.

The largest industry holding in the Fund is Healthcare (Drugs). Stocks held in this industry include Alpharma, Mylan Labs and Medimmune. These companies offer very attractive growth potential at a reasonable price. Some of these stocks have posted considerable results, and the Advisor is still bullish on the prospects in this industry.

The second largest industry holding is Healthcare (Medical Products/Supplies). Medical Products/ Supplies stocks held in the Fund include Bausch & Lomb, Cooper, Syborn and Wesley Jessen. The Advisor is still optimistic on the industry.

CURRENT OUTLOOK

The Advisor has focused on industries offering good growth prospects at reasonable prices. One of these industries, which was a stellar performer within the last six months, was the Biotechnology industry. The Advisor added this position when it was fairly undervalued and sold it when it had its exceptional run. The Fund is well diversified and has holdings in six different industries.

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      66.9%
Top 10 Equity Holdings (% of Assets)          44.3%
Number of Stocks                              18
Cash & Cash Equivalents                       33.1%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Watson Pharmaceuticals Inc.                    5.7%
Sybron International Corp.                     5.2%
Biomatrix                                      4.6%
Universal Health Services                      4.5%
Cooper Companies                               4.4%
Wellpoint Health Networks                      4.3%
Aetna Inc.                                     4.2%
Wesley Jessen Visoncare                        4.0%
Renal Care Group Inc.                          3.8%
US Oncology Inc.                               3.6%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Healthcare (Drugs)                            20.7%
Healthcare (Med Prods/Sups)                   15.3%
Healthcare (Managed Care)                     12.1%
Healthcare (Special Serv)                      9.7%
Biotechnology                                  4.6%
Healthcare (Hospital Mgmt)                     4.5%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                   ICON HEALTHCARE     S&P SUPERCOMPOSITE
                        FUND              1500 INDEX
                   --------------     -------------------
GROWTH OF $10,000
SINCE INCEPTION       $15,234                $19,134

CUMULATIVE
RETURN SINCE           52.34%                 91.34%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE           14.55%                 23.29%
INCEPTION

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON HEALTHCARE     S&P SUPERCOMPOSITE
                        FUND              1500 INDEX
                   --------------     -------------------
                      12.84%                18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Healthcare Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

Shares or Principal Amount                                           Market Value
COMMON STOCKS 66.9%

HEALTHCARE (DRUGS) 20.7%

    35,800         Alpharma Inc -Cl A                                 $1,315,650
    33,000         Barr Laboratories Inc.(a)                           1,386,000
    42,100         ICN Pharmaceuticals Inc.                            1,147,225
     6,100         Medimmune Inc.(a)                                   1,062,163
    39,000         Mylan Laboratories                                  1,072,500
    56,900         Watson Pharmaceuticals Inc.(a)                      2,258,218
--------------------------------------------------------------------------------
Total Healthcare (Drugs)                                               8,241,756

HEALTHCARE (HOSPITAL MGMT) 4.5%

    36,400         Universal Health Svcs.-Cl B(a)                      1,783,600
--------------------------------------------------------------------------------
Total Healthcare (Hospital Mgmt.)                                      1,783,600

HEALTHCARE (MANAGED CARE) 12.1%

    30,300         Aetna Inc.                                          1,687,331
   314,900         US Oncology(a)                                      1,417,050
    24,600         Wellpoint Hlth Netwrk-Cl A(a)                       1,718,925
--------------------------------------------------------------------------------
Total Healthcare (Managed Care)                                        4,823,306

HEALTHCARE (MED PRODS/SUPS) 15.3%

    12,000         Bausch & Lomb Inc.                                    626,250
    54,900         Cooper Companies                                    1,767,094
    72,200         Sybron Intl. Corp.(a)                               2,093,800
    44,700         Wesley Jessen Visioncare(a)                         1,606,406
--------------------------------------------------------------------------------
Total Healthcare (Med Prods/Sups)                                      6,093,550

HEALTHCARE (SPECIAL. SERV) 9.7%

   119,000         Covance Inc.(a)                                     1,279,250
    62,900         Quintiles Transnational Corp.(a)                    1,073,231
    69,300         Renal Care Group Inc.(a)                            1,502,945
--------------------------------------------------------------------------------
Total Healthcare (Special Serv.)                                       3,855,426

BIOTECHNOLOGY 4.6%

    71,500         Biomatrix(a)                                        1,823,250
--------------------------------------------------------------------------------
Total Biotechnology                                                    1,823,250

Total Common Stocks
                   (Cost $27,138,688)                                $26,620,888
--------------------------------------------------------------------------------
SHORT-TERM NOTES 33.1%
--------------------------------------------------------------------------------
12,037,231         US Treasury Bill
                   5.70%                     4/20/00                  12,037,231
--------------------------------------------------------------------------------
   308,046         General Mills Demand Note
                   5.73%                     12/3/00                     308,046
--------------------------------------------------------------------------------
   260,843         Sara Lee Demand Note
                   5.73%                     4/26/00                     260,843
--------------------------------------------------------------------------------
   310,537         Wisconsin Electric Demand Note
                   5.77%                     4/4/00                      310,537
--------------------------------------------------------------------------------
    83,293         Warner Lambert Demand Note
                   5.77%                     11/21/00                     83,293
--------------------------------------------------------------------------------
   143,350         American Family Demand Note
                   5.77%                     12/21/00                    143,350
--------------------------------------------------------------------------------
Total Short-Term Notes
                   (Cost $13,143,300)                                 13,143,300
--------------------------------------------------------------------------------
Total Investments 100.0%
                   (Cost $40,281,988)                                $39,764,188
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

LEISURE

PERFORMANCE

The ICON Leisure Fund (the "Fund") opened on May 9, 1997. For the six months ended March 31, 2000, the Fund depreciated 6.81%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Leisure Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Leisure Fund has seen some activity in the last six months. Two industry positions have been sold. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Foods and Tobacco industries were sold during the last six months.

The largest industry holding in the Fund remains Gaming (Lottery & Parimutuel). The Fund's four Gaming holdings are Harrah's, IGT, Mandalay Resort Group (formerly Circus Circus), and Mirage Resorts. The strong domestic economy and improvements in the Asian economies have improved the bottom line of many Gaming companies. They continue to build new projects and focus their advertising on attracting families. This success has translated into recovering share prices for many of the Gaming stocks that have trailed the market for the last few years.

The second largest industry holding is Leisure Time (Products). Prominent Leisure Time stocks held in the Fund include Brunswick, Callaway Golf, Hasbro and Mattel.

CURRENT OUTLOOK

The Advisor sees many attractive industry opportunities within the Fund. The Fund is currently positioned in four different industries, all of which have favorable valuation and relative strength characteristics. The Leisure sector offers ample opportunity for diversification as many Leisure industries operate in very different markets. The Fund also holds both cyclical and non-cyclical stocks. The Advisor feels that this diversification should reduce the volatility within the Fund.

PORTFOLIO PROFILE                            MARCH 31, 2000 (UNAUDITED)
Equities                                     100.0%
Top 10 Equity Holdings (% of Net Assets)      80.5%
Number of Stocks                              13
Cash & Cash Equivalents                        0.0%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       MARCH 31, 2000 (UNAUDITED)
Mirage Resorts Inc.                           10.3%
Brunswick Corp.                                9.6%
Brinker Intl Inc.                              9.4%
Intl Game Technology                           9.2%
Outback Steakhouse Inc.                        8.6%
Marriot Intl Inc.                              8.5%
Hilton Hotels Corp.                            8.3%
Callaway Golf Co.                              6.0%
Hasbro Inc.                                    5.7%
Mattel Inc.                                    4.9%

--------------------------------------------------------------------------------
TOP INDUSTRIES                               MARCH 31, 2000 (UNAUDITED)
Gaming, Lottery & Parimutuel                  30.4%
Leisure Time (Products)                       27.9%
Restaurants                                   23.8%
Lodging-Hotels                                17.9%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                    ICON LEISURE       S&P SUPERCOMPOSITE
                        FUND              1500 INDEX
                   --------------     -------------------
GROWTH OF $10,000
SINCE INCEPTION       $12,646                $18,764

CUMULATIVE
RETURN SINCE           26.46%                 87.64%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE            8.44%                 24.28%
INCEPTION

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                    ICON LEISURE       S&P SUPERCOMPOSITE
                        FUND              1500 INDEX
                   --------------     -------------------
                      (12.27%)              18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Leisure Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

Shares                                                               Market Value
COMMON STOCKS 100.0%

LODGING-HOTELS 17.9%

    71,210         Hilton Hotels Corp.                                $  551,878
    17,800         Marriott Intl. Inc.                                   560,700
--------------------------------------------------------------------------------
Total Lodging                                                          1,112,578

LEISURE TIME (PRODUCTS) 27.9%

    33,500         Brunswick Corp.                                       634,406
    25,600         Callaway Golf Co.                                     396,800
    23,000         Hasbro Inc.                                           379,500
    31,000         Mattel Inc.                                           323,563
--------------------------------------------------------------------------------
Total Leisure Time (Products)                                          1,734,269

RESTAURANTS 23.8%

    20,900         Brinker Intl. Inc.                                    620,469
    17,800         Outback Steakhouse Inc.                               570,713
    14,300         Wendy's International Inc.                            288,681
--------------------------------------------------------------------------------
Total Restaurants                                                      1,479,863

GAMING, LOTTERY & PARIMUTUEL 30.4%

    16,000         Harrahs Entertainment Inc.                            297,000
    28,000         Intl. Game Technology(a)                              607,250
    18,000         Mandalay Resort Group(a)                              303,750
    35,100         Mirage Resorts Inc.(a)                                680,061
--------------------------------------------------------------------------------
Total Gaming, Lottery & Parimutuel                                     1,888,061

Total Common Stocks and Investments
                   Cost ($6,510,588)                                  $6,214,771

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

TECHNOLOGY

PERFORMANCE

The ICON Technology Fund (the "Fund") opened on February 19, 1997. For the six months ended March 31, 2000, the Fund appreciated 72.27%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Technology Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Technology Fund has seen considerable activity in the last six months. New industry positions have been added, and old ones sold. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Electronics (Instrument) industry were sold during the last six months. New industries added to the Fund were Computer (Hardware), Computers (Peripherals), Services (Computer Systems) and Services (Data Processing).

The largest industry holding in the Fund is Electronics (Component Distribution). Stocks in this industry include Arrow Electronics, Avent and Grainger. These stocks have posted solid gains over the last six months.

The second largest industry holding is Computer (Hardware). Hardware stocks held in the Fund include Apex, Dell and NCR. Hardware companies have profited from post-Y2K order increases over the past 3 months. U.S. businesses and retail consumers continue to spend heavily on computers, and the Advisor feels that this trend is not likely to slow down soon.

CURRENT OUTLOOK

The Advisor sold into the strength of many industries within the Technology sector in the last six months. Technology-related industries can be subject to significant volatility as investor enthusiasm waxes and wanes, but the long-term outlook for companies in the sector is positive. The Fund is currently positioned in eight different industries. It does not include many of the large cap stocks that dominate the sector, such as Microsoft, Cisco, IBM and EMC. Instead, the Fund contains more small and mid cap companies that still offer reasonable value. This diversified group has the potential to participate in technology advances, but has been selected with risk in mind.

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      82.2%
Top 10 Equity Holdings (% of Assets)          60.7%
Number of Stocks                              20
Cash & Cash Equivalents                       17.8%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Arrow Electronics Inc.                         9.2%
Dell Computer Corp.                            8.3%
Plantronics Inc.                               7.7%
Avent Inc.                                     6.2%
Tellabs Inc.                                   6.1%
Grainger (WW) Inc.                             5.6%
Sungard Data Systems Inc.                      4.7%
Micros Systems Inc.                            4.7%
Apex Inc.                                      4.1%
Network Appliance Inc.                         4.1%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Electronics (Component Dist)                  20.6%
Computer (Hardware)                           15.8%
Communications Equipment                      13.5%
Computers (Peripherals)                       13.3%
Services (Computer Systems)                   11.3%
Electronics (Semiconductors)                   4.8%
Services (Data Processing)                     2.5%
Photography/Imaging                            0.4%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                  ICON TECHNOLOGY     S&P SUPERCOMPOSITE
                        FUND             1500 INDEX
                   --------------     -------------------
GROWTH OF $10,000
SINCE INCEPTION       $36,187                $19,064

CUMULATIVE
RETURN SINCE          261.87%                 90.64%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE           51.17%                 23.04%
INCEPTION

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                  ICON TECHNOLOGY     S&P SUPERCOMPOSITE
                        FUND             1500 INDEX
                   --------------     -------------------
                      133.62%               18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Technology Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

Shares or Principal Amount                                           Market Value
COMMON STOCKS 82.2%

PHOTOGRAPHY/IMAGING 0.4%

    30,000         IKON Office Solutions                              $  185,625
--------------------------------------------------------------------------------
Total Photography/Imaging                                                185,625

COMMUNICATIONS EQUIPMENT 13.5%

    39,200         Plantronics Inc.(a)                                 3,652,950
    46,500         Tellabs Inc.(a)                                     2,928,773
--------------------------------------------------------------------------------
Total Communications Equipment                                         6,581,723

COMPUTER (HARDWARE) 15.8%

    53,200         Apex Inc.(a)                                        1,975,050
    72,900         Dell Computer Corp.(a)                              3,932,044
    43,800         NCR Corporation(a)                                  1,757,475
--------------------------------------------------------------------------------
Total Computer (Hardware)                                              7,664,569

COMPUTERS (PERIPHERALS) 13.3%

    12,400         Lexmark Intl. Grp. Inc.-Cl A(a)                     1,311,300
    35,600         Micros Systems Inc.(a)                              2,240,575
    23,800         Network Appliance Inc.(a)                           1,969,450
    26,100         Xircom Inc.(a)                                        965,700
--------------------------------------------------------------------------------
Total Computers (Peripherals)                                          6,487,025

ELECTRONICS (COMPONENT DIST.) 20.6%

   124,700         Arrow Electronics Inc.(a)                           4,395,675
    47,200         Avnet Inc.                                          2,973,600
    49,100         Grainger (W W) Inc.                                 2,663,675
--------------------------------------------------------------------------------
Total Electronics (Component Dist.)                                   10,032,950

ELECTRONICS (SEMICONDUCTORS) 4.8%

    37,400         Dallas Semiconductor Corp.(a)                       1,313,675
    15,900         Microchip Technology Inc.(a)                        1,045,425
--------------------------------------------------------------------------------
Total Electronics (Semiconductors)                                     2,359,100

SERVICES (COMPUTER SYSTEMS) 11.3%

     9,900         Computer Sciences Corp.(a)                         $  783,338
    63,900         Gerber Scientific Inc.                              1,234,069
    49,900         Keane Inc.(a)                                       1,259,974
    59,400         Sungard Data Systems Inc.(a)                        2,242,350
--------------------------------------------------------------------------------
Total Services (Computer Systems)                                      5,519,731

SERVICES (DATA PROCESSING) 2.5%

    42,300         Nova Corp/Ga(a)                                     1,231,988
--------------------------------------------------------------------------------
Total Services (Data Processing)                                       1,231,988

Total Common Stocks
                   (Cost $32,699,512)                                 40,062,711
--------------------------------------------------------------------------------
SHORT-TERM NOTES 17.8%
--------------------------------------------------------------------------------
 6,703,048         US Treasury Bill
                   4.53%                     4/27/00                   6,703,048
--------------------------------------------------------------------------------
 1,329,649         Sara Lee Demand Note
                   5.73%                     4/26/00                   1,329,649
--------------------------------------------------------------------------------
   236,787         Wisconsin Electric Demand Note
                   5.77%                     4/4/00                      236,787
--------------------------------------------------------------------------------
   322,806         Warner Lambert Demand Note
                   5.77%                     11/21/00                    322,806
--------------------------------------------------------------------------------
Total Short-Term Notes
                   (Cost $8,592,290)                                   8,592,290
--------------------------------------------------------------------------------
Total Investments 100.0%
                   (Cost $41,291,802)                                $48,655,001

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

TELECOMMUNICATION AND UTILITIES

PERFORMANCE

The ICON Telecommunication and Utilities Fund (the "Fund") opened on July 9, 1997. For the six months ended March 31, 2000, the Fund depreciated 2.69%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Telecommunication and Utilities Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Telecommunication and Utilities Fund has seen limited activity in the last six months. The Fund continues to hold the Telephone and Electric Companies industries.

The largest industry holding is Electric Companies. The stocks held in the Fund include Duke Power, PECO Energy and FPL Group. These stocks have been under pressure because of the rise in the interest rates. However, the Advisor believes that the healthy dividends that these companies pay out should help to support stock prices in the future. Some of the largest holdings in the Telephone industry include Telephone & Data, SBC Communications, Global Crossing, US West, Bell Atlantic and Bellsouth. These stocks have posted solid gains over the last six months as the companies post healthy earnings growth. Moreover, consolidation continues in the Telephone industry and in related telecommunications industries, spurred in part by the Telecommunication Act of 1996.

CURRENT OUTLOOK

The Advisor sees some attractive industry opportunities within the Fund. Business and consumer spending on telecommunications services and products should continue apace. The Electric Utility industry might remain under pressure if interest rates continue to rise. However, utility stocks do also tend to act as defensive investments in market downturns as they traditionally provide a steady stream of dividends.

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      65.1%
Top 10 Equity Holdings (% of Assets)          34.5%
Number of Stocks                              24
Cash & Cash Equivalents                       34.9%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Telephone & Data                               4.3%
SBC Communications Inc.                        4.2%
Duke Power Co.                                 3.6%
US West Inc.                                   3.6%
Global Crossing Ltd.                           3.6%
Peco Energy Company                            3.3%
FPL Group Inc.                                 3.2%
Southern Co.                                   3.0%
Carolina Power & Light                         2.9%
GTE Corp.                                      2.8%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Electric Companies                            38.1%
Telephone                                     27.0%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                   ICON TELECOMMUNICATION        S&P SUPERCOMPOSITE
                      & UTILITIES FUND               1500 INDEX
                   ----------------------        ------------------
GROWTH OF $10,000
SINCE INCEPTION           $15,960                      $16,993

CUMULATIVE
RETURN SINCE               59,60%                        69.93%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE               18.69%                        21.45%
INCEPTION

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON TELECOMMUNICATION        S&P SUPERCOMPOSITE
                      & UTILITIES FUND               1500 INDEX
                   ----------------------        ------------------
                           5.62%                      18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Telecommunication and Utilities Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

Shares or Principal Amount                                           Market Value
COMMON STOCKS 65.1%

TELEPHONE 27.0%

     2,462         Alltel Corp.                                       $  155,260
     2,970         Bell Atlantic Corp.                                   181,541
     3,900         Bellsouth Corp.                                       183,300
     1,425         Centurytel                                             52,903
     5,800         Global Crossing Ltd.                                  237,438
     2,600         GTE Corp.                                             184,600
     6,632         SBC Communications Inc.                               278,544
     2,600         Telephone & Data                                      288,600
     3,300         US West Inc.                                          239,662
--------------------------------------------------------------------------------
Total Telephone                                                        1,801,848

ELECTRIC COMPANIES 38.1%

     5,600         American Electric Power                               166,950
     6,000         Carolina Power & Light                                194,625
     7,900         Cinergy Corp.                                         169,850
     5,600         Consolidated Edison, Inc.                             162,400
     1,449         Dominion Resources Inc.                                55,696
     4,600         Duke Power Co.                                        241,500
     9,700         Edison International                                  160,656
     7,600         Entergy Corp.                                         153,425
     4,600         FPL Group Inc.                                        211,888
     8,100         Pacific Gas & Electric                                170,100
     5,900         Peco Energy Co.                                       217,563
     5,900         Public Service Enterprise                             174,787
     3,700         Reliant Energy, Inc.                                   86,719
     9,200         Southern Co.                                          200,100
     6,100         Texas Utilities Co.                                   181,093
--------------------------------------------------------------------------------
Total Electric Companies                                               2,547,352

Total Common Stocks
                   (Cost $4,652,921)                                  $4,349,200
--------------------------------------------------------------------------------
SHORT-TERM NOTES 34.9%
--------------------------------------------------------------------------------
 1,113,396         US Treasury Bill
                   4.53%                     4/27/00                   1,113,396
--------------------------------------------------------------------------------
   238,061         General Mills Demand Note
                   5.73%                     12/3/00                     238,061
--------------------------------------------------------------------------------
   260,743         Sara Lee Demand Note
                   5.73%                     4/26/00                     260,743
--------------------------------------------------------------------------------
   238,061         Wisconsin Electric Demand Note
                   5.77%                     4/4/00                      238,061
--------------------------------------------------------------------------------
   238,061         Warner Lambert Demand Note
                   5.77%                     11/21/00                    238,061
--------------------------------------------------------------------------------
   240,287         American Family Demand Note
                   5.77%                     12/21/00                    240,287
--------------------------------------------------------------------------------
Total Short-Term Notes
                   (Cost $2,328,609)                                   2,328,609
--------------------------------------------------------------------------------
Total Investments 100.0%
                   (Cost $6,981,530)                                  $6,677,809
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(A) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

TRANSPORTATION

PERFORMANCE

The ICON Transportation Fund (the "Fund") opened on May 9, 1997. For the six months ended March 31, 2000, the Fund depreciated 2.00%. The performance for the Fund's benchmark, the S&P SuperComposite 1500 Index, was a gain of 18.52% over that same period.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Transportation Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, has appreciated approximately 17% from six months ago. Following the fiscal year end for ICON Funds on September 30, 1999, two different markets emerged. With renewed Federal Reserve tightening, investors gravitated toward technology and biotechnology issues. Despite generally excessive prices relative to fair value, investors sought growth at any price that they hoped would be immune to gradually increasing interest rates. Energy issues also participated on the upside due to their own unique relationship to rising oil prices. At the other end of the market, economic and interest rate sensitive sectors languished. For almost two quarters, the lure and fascination of "the new economy", e.g., internet, gene research and other hi-tech, futuristic concepts, provided investors with a very exciting, but narrow market.

Companies in other basic, consumer, transportation and financial industries were not idle, but were going about their business. In most cases, earnings were growing while stock prices were generally being ignored. The notion of one market, or "the market", appears not applicable today. Investors must look industry by industry, and sector by sector, to find situations that fit their investment style and objective.

INDUSTRY HIGHLIGHTS

The ICON Transportation Fund has seen limited activity in the last six months. One new industry position was added, and one position, Trucks & Parts, was sold. Based on the Advisor's quantitative system, which includes both valuation and relative strength, stocks in the Airlines industry were added to the Fund.

The largest industry holding in the Fund is Airlines. Stocks in this industry include Skywest, US Airways, Alaska Airgroup and Atlantic Coast. These stocks have posted modest gains over the last six months.

The second largest industry holding is Truckers. Stocks held include US Freightways, M S Carriers and Landstar. Strong demand for shipping has been offset somewhat by rising oil prices and a tight labor market. Compared to the beginning of the decade, the trucking industry is significantly more efficient and competitive. Even in the face of difficult operating conditions, companies have continued to produce solid results.

CURRENT OUTLOOK

The Advisor sees many attractive industry opportunities within the Transportation sector. Transportation companies, which are generally mid and small cap firms, have not performed as well as the broader market for the past few years. This performance gap has created a number of compelling opportunities. The Advisor foresees a considerable upside move for this industry, especially due to the recent drop in the oil prices. The Fund is currently positioned in five different industries, which should help to mitigate volatility.

TRANSPORTATION

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      90.4%
Top 10 Equity Holdings (% of Assets)          57.7%
Number of Stocks                              29
Cash & Cash Equivalents                        9.6%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Skywest Inc.                                  17.5%
US Airways Group, Inc.                         6.8%
Alaska Airgroup Inc.                           5.8%
Kansas City Southern Inds.                     5.3%
Atlantic Coast Airlines                        4.5%
America West Holding Corp.                     3.9%
Delta Airlines Inc.                            3.8%
AMR Corp.                                      3.8%
Continental Airlines Class B                   3.8%
TRW Inc.                                       2.5%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                MARCH 31, 2000 (UNAUDITED)
Airlines                                      50.0%
Truckers                                      14.9%
Railroads                                     12.4%
Air Freight                                    8.2%
Auto Parts & Equipment                         4.9%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                   ICON TRANSPORTATION         S&P SUPERCOMPOSITE
                          FUND                     1500 INDEX
                   -------------------         ------------------
GROWTH OF $10,000
SINCE INCEPTION        $11,069                       $18,764

CUMULATIVE
RETURN SINCE             10.69%                        87.64%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE              3.57%                        24.28%
INCEPTION

LIFE OF THE FUND   VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
                   BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON TRANSPORTATION         S&P SUPERCOMPOSITE
                          FUND                     1500 INDEX
                   -------------------         ------------------
                         (3.77%)                     18.17%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Transportation Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

TRANSPORTATION

Shares or Principal Amount                                           Market
COMMON STOCKS 90.4%

AIRLINES 50.0%

    39,800         Alaska Airgroup Inc.(a)                            $1,196,488
    52,600         America West Holding Corp.(a)                         815,300
    24,800         AMR Corp/DE(a)                                        790,500
    35,900         Atlantic Coast Airlines(a)                            928,913
    19,200         Continental Airlines-CL B SHS(a)                      784,800
    14,900         Delta Air Lines Inc.(a)                               793,425
    92,800         Skywest Inc.                                        3,630,800
    50,500         US Airways, Inc.(a)                                 1,404,530
--------------------------------------------------------------------------------
Total Airlines                                                        10,344,756

AUTO PARTS & EQUIPMENT 4.9%

    10,918         Dana Corp.                                            307,751
     7,800         Modine Mfg. Co.                                       195,975
     8,900         TRW Inc.                                              520,650
--------------------------------------------------------------------------------
Total Auto Parts & Equipment                                           1,024,376

TRUCKERS 14.9%

    22,100         American Freightways Corp.(a)                         330,119
    21,900         Arnold Industries Inc.                                280,594
     6,400         Landstar System Inc.(a)                               350,400
    17,200         M S Carriers Inc.(a)                                  404,200
    36,050         Rollins Truck Leasing                                 304,172
    16,700         Ryder System Inc.                                     378,881
    11,200         US Freightways Corp.                                  419,300
    20,875         Werner Enterprises Inc.                               354,875
    13,700         Yellow Corp.(a)                                       252,593
--------------------------------------------------------------------------------
Total Truckers                                                         3,075,134

RAILROADS 12.4%

    14,200         Burlington Northern Santa Fe                          314,175
    13,200         GATX Corp.                                            501,600
    12,700         Kansas City Southern Inds                           1,091,406
     8,500         Union Pacific Corp.                                   332,563
    27,100         Wisconsin Central Trans.(a)                           331,975
--------------------------------------------------------------------------------
Total Railroads                                                        2,571,719

AIR FREIGHT 8.2%

    19,900         Airborne Freight Corp.(a)                          $  477,600
    11,700         CNF Transportation, Inc.(a)                           324,675
     9,800         Expeditors Intl. Wash Inc.                            389,550
    12,800         FEDEX Corporation(a)                                  499,200
--------------------------------------------------------------------------------
Total Air Freight                                                      1,691,025

Total Common Stocks
                   (Cost $17,112,990)                                 18,707,010
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 9.6%
--------------------------------------------------------------------------------
   412,243         General Mills Demand Note
                   5.73%                     12/3/00                     412,243
--------------------------------------------------------------------------------
   455,786         Sara Lee Demand Note
                   5.73%                     4/26/00                     455,786
--------------------------------------------------------------------------------
   401,282         Wisconsin Electric Demand Note
                   5.77%                     4/4/00                      401,282
--------------------------------------------------------------------------------
   231,903         Warner Lambert Demand Note
                   5.77%                     11/21/00                    231,903
--------------------------------------------------------------------------------
   498,604         American Family Demand Note
                   5.77%                     12/21/00                    498,604
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                   (Cost $1,999,818)                                   1,999,818
--------------------------------------------------------------------------------
Total Investments 100.0%
                   (Cost $19,112,808)                                $20,706,828

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

SHORT-TERM FIXED INCOME FUND

PERFORMANCE

The ICON Short-Term Fixed Income Fund (the "Fund") opened on February 7, 1997. For the six months ended March 31, 2000, the Fund appreciated 1.68%. The performance for the Fund's benchmark, the Merrill Lynch 1-Year Treasury Index, was a gain of 1.95% for the same period.

The objective of the ICON Short-Term Fixed Income Fund is to attain high current income consistent with the preservation of capital. Under normal conditions, the Fund invests in U.S. Treasury and Agency obligations. Over the long-term, the advisor aims to keep the duration of the Fund toward the middle of the fund's normal operating range of .5 to 1.5 years. In the short-term, however, the Fund's duration can and will fluctuate within this operating range.

FUND HIGHLIGHTS

The Fund has seen limited activity in the last six months.

In the past six months, worries about the risk of an overheating economy has caused the Federal Open Market Committee ("FOMC") to raise the overnight bank lending rate three times since last October. The FOMC decided to take a gradual approach (quarter point increments) due, in part, to uncertainty in above trend growth and a tighter labor market. The unemployment rate remains close to a 30 year low. The inverted yield curve has added a unique twist to an otherwise uneventful bond market. The long bond has fallen out of institutional favor due to more attractive rates in agency notes and high-yield corporate bonds.

CURRENT OUTLOOK

Going forward, the Advisor expects continued volatility in equities and increased tightening by the Fed which, in turn, will provide a positive environment for the bond market in the Fund's normal operating range.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)
SHORT-TERM FIXED INCOME

Principal Amount                                                    Market Value
U.S. GOVERNMENT AGENCIES 100.0%

$2,311,041         Federal Home Loan Bank
                   5.98%                     4/3/00                   $2,285,241
 1,973,412         Federal Home Loan Bank
                   5.88%                     8/15/00                   1,973,412
 2,000,000         Fannie Mae
                   5.44%                     9/1/00                    1,990,910
--------------------------------------------------------------------------------
Total U.S. Government Agencies 100.0%
                   (Cost $6,284,453)                                  $6,249,563


--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                    ICON SHORT-TERM      MERRILL LYNCH 1 YEAR
                   FIXED INCOME FUND      US TREASURY INDEX
                   -----------------     --------------------
GROWTH OF $10,000
SINCE INCEPTION         $11,563                $11,741

CUMULATIVE
RETURN SINCE              15.63%                 17.41%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE               4.72%                  5.24%
INCEPTION

ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                    ICON SHORT-TERM      MERRILL LYNCH 1 YEAR
                   FIXED INCOME FUND      US TREASURY INDEX
                   -----------------     -------------------
                         3.54%                 4.31%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Short-Term Fixed Income Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

The Merrill Lynch 1 year U.S. Treasury Index captures the performance of obligations of the U.S. Treasury that have one year to maturity, with certain exceptions.

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

ASIA REGION

PERFORMANCE

The ICON Asia Region Fund (the "Fund") opened on February 25, 1997. For the six months ended March 31, 2000, the Fund appreciated 6.90%. The performance for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Pacific Index (in U.S. dollars), was a gain of 15.14% over that same period.

The MSCI Pacific Index is a market cap index of countries in the Pacific Region.

Asian markets have rebounded strongly from their lows in the fall of 1998. At that time, market pessimism was high. The economies and currencies of developing countries around the world had been under pressure since 1997 when Thailand devalued the Baht. In October of 1998, Russia defaulted on government-backed bonds. Markets around the world fell as investors were reminded of the risks inherent in international investing. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in Asian stock markets over the last six months have not been without volatility. In general, however, stocks across the region have risen with the growing sentiment that Asian economies will recover sooner than originally anticipated. Subject to sharp declines at times, the market has bounced back and posted excellent six-month returns.

In the past several years, investors have started to wonder about the benefits of diversifying their portfolios beyond the U.S. border. The healthy returns posted in Asia in 1999 have been a timely reminder that foreign markets can improve the return and risk characteristics of a portfolio for a U.S. investor.

COUNTRY HIGHLIGHTS

The ICON Asia Region Fund has seen limited activity in the last six months. One new country position has been added. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in Singapore were purchased during the last six months.

The largest country holding in the Fund is Japan. Stocks held include Nippon Telephone and Telegraph, Toyota, Sony, Matsushita and Murata Manufacturing. Investor sentiment toward Japan has improved markedly. Japanese stocks have posted solid gains over the last six months as Japanese consumers have started to spend more money and as the government has begun to allow more competition across a range of industries.

The second largest country holding is Singapore. Some of the stocks held include DBS Group Holdings, Singapore Telecommunications, Singapore Airlines and OCBC Bank.

CURRENT OUTLOOK

The Advisor sees many country opportunities within the Asia region. The Asian governments have only just begun the arduous process of deregulating local markets - in particular the financial sector. However, several countries have made a concerted effort to allow freer markets so that the region's capital is more effectively employed. The Advisor maintains a positive long-term outlook for Asia.

ASIA REGION

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      71.6%
Top 10 Equity Holdings (% of Net Assets)      33.9%
Number of Stocks                              70
Cash & Cash Equivalents                       28.4%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
DBS Grp Hldgs (DBS Bank)                       4.6%
Hutchison Whampoa Ltd.                         4.3%
Nippon Telegraph & Telephone Corporation       3.9%
Singapore Telecommunications Ltd.              3.6%
Toyota Motor Corporation                       3.5%
Singapore Airlines                             3.5%
OCBC Bank                                      2.9%
Cable And Wireless Hkt. Ltd.                   2.9%
United Overseas Bank                           2.5%
Singapore Press Hldg.                          2.2%

--------------------------------------------------------------------------------
TOP COUNTRIES                                 MARCH 31, 2000 (UNAUDITED)
Japan                                         40.2%
Singapore                                     18.2%
Hong Kong                                     13.2%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                   ICON ASIA FUND      MSCI PACIFIC INDEX
                   --------------     -------------------
GROWTH OF $10,000
SINCE INCEPTION       $11,620                $12,110

CUMULATIVE
RETURN SINCE           16.20%                 21.10%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE            4.97%                  6.38%
INCEPTION

LIFE OF THE FUND   VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
                   BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON ASIA FUND      MSCI PACIFIC INDEX
                   --------------     -------------------
                      35.59%                39.44%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON Asia Region Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Pacific Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)
ASIA REGION

Shares                                                               Market Value
COMMON STOCKS 71.6%

HONG KONG 13.2%

    43,000         Bank Of East Asia, Limited                         $   95,261
   426,400         Cable And Wireless Hkt Ltd.                         1,117,134
   125,000         Cathay Pacific Airways Ltd.(a)                        187,825
    56,000         Cheung Kong (Holdings) Ltd.                           837,861
     4,000         Cheung Kong Infrastructure Holding(a)                   7,346
    86,000         China Light And Power Holdings                        384,358
   231,000         Chinese Estates Holdings Ltd.(a)                       39,160
     4,000         Citic Pacific Ltd.                                     24,196
     6,500         Dickson Concepts (International) Limited(a)             7,096
     3,000         Guoco Group Limited(a)                                  6,685
    47,000         Hang Lung Development Company Limited                  38,631
    66,700         Hang Seng Bank Limited                                582,496
   160,070         Hong Kong And China Gas Company Limited               200,434
    73,500         Hongkong And Shanghai Hotels, Limited(a)               37,522
    73,600         Hopewell Holdings (New)                                38,754
    92,000         Hutchison Whampoa Ltd.                              1,660,053
    36,000         Hysan Development Company Limited                      39,068
    48,000         Miramar Hotel & Investment Co., Limited                40,069
    79,000         New World Development Company Limited                 110,082
    76,000         Shangri-La Asia Limited(a)                             85,404
   264,000         Shun Tak Holdings Ltd.                                 39,330
    23,434         Sun Hung Kai Properties Ltd.                          205,403
       167         Sunevision Hldgs.(a)                                      279
   409,500         Swire Pacific - B Shs(a)                              283,991
    17,000         Television Broadcasts Ltd.(a)                         150,644
    65,000         Wharf (Holdings) Limited                              124,381
--------------------------------------------------------------------------------
Total Hong Kong                                                        6,343,463

JAPAN 40.2%

    58,000         Bank Of Tokyo-Mitsubishi, Limited                  $  829,581
    17,000         Bridgestone Corporation                               375,420
    15,000         Canon Inc.                                            650,807
    17,000         Denso Corp.                                           405,255
        77         East Japan Railway Co.                                399,395
    48,000         Fuji Bank, Limited                                    451,616
    10,000         Fuji Photo Film Co., Ltd.                             440,696
    20,000         Fujitsu Limited                                       614,244
    49,000         Hitachi, Ltd.                                         582,372
    16,000         Honda Motor Co., Ltd.                                 661,434
    52,000         Industrial Bank Of Japan, Ltd.                        475,562
     6,000         Ito-Yokado Co., Ltd.                                  429,386
    20,900         Kansai Electric Power Co., Inc. (The)                 312,588
    13,000         Kao Corporation                                       397,991
    25,000         Matsushita Electric Industrial Co., Ltd.              748,306
    28,000         Mitsubishi Estate Company, Limited                    303,846
    66,000         Mitsubishi Heavy Industries, Ltd.                     207,849
     3,000         Murata Manufacturing Company, Ltd.                    729,781
    22,000         NEC Corporation                                       649,929
   185,000         Nippon Steel Corporation                              441,915
        96         Nippon Telegraph & Telephone Corporation            1,525,666
    76,000         Nissan Motor Co., Ltd.                                311,217
    19,000         Nomura Securities Co., Limited. (The)                 620,582
     1,400         Rohm Company Limited                                  487,301
    57,000         Sakura Bank Limited                                   434,037
    22,000         Sharp Corporation                                     470,823
     8,000         Shin-Etsu Chemical Co., Ltd.                          485,936
     3,300         Sony Corp. (New)(a)                                   469,751
     5,600         Sony Corporation                                      791,693
    29,000         Sumitomo Bank, Limited                                432,604
     9,000         Takeda Chemical Industries, Ltd.                      640,569
    49,000         Tokai Bank, Limited                                   296,202
    30,000         Tokio Marine & Fire Insurance Co.                     308,585
    12,500         Tokyo Electric Power Co., Inc., The(a)                274,216
    26,000         Toyota Motor Corporation                            1,361,282
     7,000         Yamanouchi Pharmaceutical Company, Ltd.               383,561
--------------------------------------------------------------------------------
Total Japan                                                           19,401,998


SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

Shares                                                               Market Value
COMMON STOCKS - CONTINUED

SINGAPORE 18.2%

   150,834         City Developments Ltd.(a)                          $  683,405
   136,000         DBS Grp Hldgs (Dbs Bank)(a)                         1,796,901
   183,600         OCBC Bank(a)                                        1,137,773
   143,292         Singapore Airlines                                  1,340,352
    54,587         Singapore Press Hldg.                                 871,222
   474,674         Singapore Tech Engr.(a)                               568,887
   970,444         Singapore Telecommunications Ltd.                   1,384,322
   159,019         United Overseas Bank(a)                               976,147
--------------------------------------------------------------------------------
Total Singapore                                                        8,759,009

Total Common Stocks
                   Cost ($28,663,855)                                 34,504,470
Total Demand Deposits 28.4%
                   8.5% Chase Bank Interest
                   Bearing Demand Deposit
                   Cost ($13,705,095)                                 13,705,095
--------------------------------------------------------------------------------
Total Investments
                   Cost ($42,368,950)                                $48,209,565

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

ASIA REGION (CONTINUED)
SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                       % of Investments
Banks                                                                        18.48%
Telecommunications                                                           11.67%
Financial (Diversified)                                                      10.54%
Electrical Equipment                                                          7.19%
Automobiles                                                                   6.76%
Computers (Hardware)                                                          5.35%
Airlines                                                                      5.25%
Homebuilding                                                                  4.27%
Electronics-Semiconductors                                                    3.53%
Photography/Imaging                                                           3.16%
Health Care Diversified                                                       2.97%
Electric Companies                                                            2.81%
Publishing-Newspapers                                                         2.52%
Auto Parts & Equipment                                                        2.26%
Investment Banking/Brokerage                                                  1.80%
Aerospace/Defense                                                             1.65%
Chemicals-Specialty                                                           1.41%
Steel                                                                         1.28%
Retail Stores-Dept. Stores                                                    1.24%
Railroads                                                                     1.16%
Household Prod. (Non-Durable)                                                 1.15%
Insurance                                                                     0.89%
Lodging-Hotels                                                                0.68%
Manufacturing (Diversified)                                                   0.67%
Natural Gas-Distr-Pipe Line                                                   0.58%
Broadcasting                                                                  0.44%
Air Freight                                                                   0.14%
Shipping                                                                      0.11%
Building Materials Group                                                      0.02%
Consumer (Jewelry/Novelties)                                                  0.02%
-----------------------------------------------------------------------------------
Total                                                                       100.00%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

NORTH EUROPE REGION

PERFORMANCE

The ICON North Europe Region Fund (the "Fund") opened on February 18, 1997. For the six months ended March 31, 2000, the Fund appreciated 16.71%. The performance for the Fund's benchmark, the Morgan Stanley Capital International
(MSCI) Europe 15 Index (in U.S. dollars), was a gain of 16.67% over that same period.

The MSCI Europe 15 Index is a market cap index of countries in the European Region.

European markets have shown mixed results during the past six months. Markets throughout the world were roiled last fall. The economies and currencies of developing countries around the world had been under pressure since 1997 when Thailand devalued the Baht. In October of 1998, Russia defaulted on government-backed bonds. Markets around the world fell as investors were reminded of the risks inherent in international investing. As is typically the case when investors are fearful of a market drop, many stock markets were able to "climb the wall of worry" and post excellent results over the next twelve months.

Generally, the best returns in 1999 were posted by countries outside of the Euro zone. Scandinavian countries such as Norway and Sweden, which have a large weighting in technology and commodity industries, have generated double-digit returns. Conversely, countries within the Euro zone such as Germany, Italy, and Belgium, have posted negative returns. In part, these countries have been hurt by the European Central Bank's determination to prove that it will fight inflation, even in the face of some sluggishness in Euro zone economies.

In the past several years, investors have started to wonder about the benefits of diversifying their portfolios beyond the U.S. border. European markets have not been uniformly positive. However, the healthy returns posted in 1999 in Norway and Sweden, for example, have been a timely reminder that foreign markets can improve the return and risk characteristics of a portfolio for a U.S. investor.

COUNTRY HIGHLIGHTS

The ICON North Europe Region Fund has seen little activity in the last six months. The countries held include Denmark, Norway, Sweden and United Kingdom.

The largest country holding in the Fund is Sweden. Stocks held include Ericsson, ABB, Hennes and Skandia Forsakring. Ericsson, in particular, has generated strong returns for investors as the company's telecommunications products have sold well throughout the world. Other companies as well have proven themselves to be formidable global competitors.

The second largest country holding is still Norway. Stocks held include Norsk Hydro, Orkla and Christiania Bank. The finance industry has benefited from a wave of consolidation throughout the Nordic countries as suitors pay a premium to acquire Norwegian banks. Also, the natural resources and commodity-related industries have benefited from recovering economies worldwide.

CURRENT OUTLOOK

The Advisor sees several attractive country opportunities within the North Europe region. Companies within the Scandinavian countries continue to show strong fundamentals. Countries within the Euro zone are beginning to show stronger GDP growth. The Advisor believes that the healthier economies should begin to translate into better country stock market performance in time.

NORTH EUROPE REGION

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      92.7%
Top 10 Equity Holdings (% of Net Assets)      45.3%
Number of Stocks                              89
Cash & Cash Equivalents                        7.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Telefonaktiebolaget LM Ericsson               13.0%
Norsk Hydro ASA                                6.6%
Tele Danmark                                   5.5%
D/S Svenborg                                   3.1%
D/S 1912 B                                     3.0%
ABB Ltd.                                       3.0%
Skandia Forsakrings AB                         2.9%
Novo Nordisk                                   2.8%
Hennes & Mauritz                               2.8%
Astrazenca                                     2.6%

--------------------------------------------------------------------------------
TOP COUNTRIES                                 MARCH 31, 2000 (UNAUDITED)
Sweden                                        35.8%
Norway                                        23.9%
Denmark                                       18.5%
United Kingdom                                14.5%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                   ICON NORTH EUROPE          MSCI EUROPE
                         FUND                 15 INDEX
                   -----------------       ------------------
GROWTH OF $10,000
SINCE INCEPTION         $15,576                $17,296

CUMULATIVE
RETURN SINCE             55.76%                 72.96%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE             15.29%                 19.23%
INCEPTION

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
  BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON NORTH EUROPE          MSCI EUROPE
                         FUND                   15 INDEX
                   -----------------       ------------------
                         28.05%                  16.73%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON North Europe Region Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not include the reinvestment of divdends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

NORTH EUROPE REGION

Shares or Principal Amount                                           Market Value
COMMON STOCKS AND RIGHTS 92.7%

DENMARK 18.5%

     1,020         Bang & Olufsen Holding A/S - B Shs(a)              $   37,363
     4,847         Carlsberg - A Shs                                     140,168
        60         D S Svenborg(a)                                       863,698
        75         D/S 1912 -B(a)                                        855,022
     4,394         Danisco A/S(a)                                        140,622
     4,013         Den Danske Bank A/S                                   420,358
     4,087         FLS Industries B(a)                                    73,015
     2,311         ISS-International Srvce System A/S - B Shs(a)         151,483
     5,891         Novo Nordisk                                          795,007
     2,568         Radiometer A/S - B Shs(a)                              87,464
    17,230         Tele Danmark                                        1,550,156
--------------------------------------------------------------------------------
Total Denmark                                                          5,114,356

NORWAY 23.9%

    11,681         Aker Asa - A Shs(a)                                   145,334
    11,069         Bergesen - A Shs(a)                                   200,677
   115,270         Christiania Bank Og Kreditkasse(a)                    598,259
   134,883         DNB Holding Asa(a)                                    517,846
     5,463         Dyno Asa(a)                                           122,994
    10,756         Elkem A/S(a)                                          182,258
    13,954         Hafslund Asa - A Shs(a)                                62,832
     7,345         Kvaerner Asa - A Shs(a)                               109,663
     6,353         Leif Hoegh & Co Asa(a)                                 58,718
     6,353         Leif Hoegh & Co Asa Rights(a)                             753
    21,236         Merkantildata(a)                                      201,308
    48,947         NCL Holding(a)                                        185,599
    49,521         Norsk Hydro ASA(a)                                  1,874,817
     6,182         Norske Skogindustrier Asa - A Shs(a)                  230,748
    42,147         Orkla A(a)                                            644,251
    20,587         Petroleum Geo - S(a)                                  361,038
     9,829         Sas Norge Asa - B Shs(a)                               94,339
    14,330         Schibsted Asa(a)                                      354,889
    56,623         Storebrand Asa(a)                                     345,540
    15,902         Tomra Systems(a)                                      318,448
--------------------------------------------------------------------------------
Total Norway                                                           6,610,311

Shares                                                              Market Value

COMMON STOCKS - CONTINUED

SWEDEN 35.8%

     7,212         ABB Ltd.                                           $  849,747
    18,312         Astrazeneca                                           739,686
     6,000         Atlas Copco Ab - A Shs(a)                             145,833
     2,000         Atlas Copco B(a)                                       46,528
     1,289         Boliden Limited(a)                                      2,268
     2,300         Diligentia(a)                                          23,559
     2,800         Drott Ab(a)                                            28,519
    11,700         Electrolux Ab(a)                                      221,406
     1,600         Esselte Ab(a)                                          10,741
     1,600         Esselte Ab-A(a)                                        10,000
    28,600         Hennes & Mauritz Ab-B(a)                              794,444
     3,200         Netcom Ab-B Shs(a)                                    275,926
     2,100         Om Gruppen Ab                                          87,500
     6,000         Sandvik - A Shs(a)                                    154,167
     1,100         Sapa Ab(a)                                             20,434
    10,700         Securitas Ab(a)                                       258,831
    17,000         Skandia Forsakring AB(a)                              804,745
    19,700         Skandinaviska Enskilda Banken Ab - A Shs(a)           212,049
     3,800         Skanska Ab - B Shs(a)                                 128,866
     3,000         SKF Ab - B Shs(a)                                      66,667
     2,800         SKF Ab-A(a)                                            60,602
    17,500         Sparbanken Sverige Ab(a)                              237,992
     1,800         Ssab Svenskt Stal - A Shs(a)                           21,146
     1,100         Ssab Svenskt Stal Ab(a)                                12,986
     6,400         Svenska Cellulosa Aktiebolaget Sca - B Shs(a)         151,111
    21,100         Svenska Handels(a)                                    260,087
    22,200         Swedish Match Ab(a)                                    68,347
    41,900         Telefonaktiebolaget Lm Ericsson(a)                  3,680,799
     3,300         Trelleborg Ab - B Shs(a)                               23,299
     7,600         Volvo Ab - B Shs(a)                                   204,954
     4,500         Volvo Ab-A(a)                                         116,926
     3,500         WM Data - B Shs(a)                                    190,393
--------------------------------------------------------------------------------
Total Sweden                                                           9,910,558

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)
NORTH EUROPE REGION (CONTINUED)

Shares                                                               Market Value
COMMON STOCKS - CONTINUED

UNITED KINGDOM 14.5%
     8,349         Allied Zuricha                                     $   91,708
     3,442         Astrazeneca Plc                                       139,426
     5,392         Barclays Plc                                          142,972
    15,096         BG Groupa                                              85,078
     7,467         Boots Company (The) Plc                                64,002
    58,190         BP Amoco                                              532,418
    13,094         British Aerospacea                                     73,951
    16,349         British American Tobacco                               90,053
     9,989         British Sky Broadcasting Group Plca                   264,546
    23,980         British Telecommunications Plc                        449,529
     8,345         Cable And Wireless Plc                                156,835
    13,200         Cadbury Schweppes                                      88,713
     6,947         CGU                                                    96,979
    13,586         Diageo                                                102,090
    13,518         Glaxo Wellcome Plc                                    387,122
    10,164         Granada Group                                         109,051
     5,930         Great Universal Stores Plc                             36,069
     7,795         J Sainsbury Plc                                        35,194
    20,168         Lloyds/Tsb Plc                                        213,006
    11,127         Marks And Spencer Plc                                  44,469
     8,343         Prudential Corporation Plc                            125,984
     6,737         Reuters Group                                         136,718
     5,806         Riotinto Corporation Plca                              97,492
    20,995         Smithkline Beecham Plc                                277,343
    35,428         Tesco Plca                                            117,990
    11,167         Unilever                                               71,574
--------------------------------------------------------------------------------
Total United Kingdom                                                   4,030,312

Total Common Stocks and Rights
                   Cost ($20,391,839)                                 25,665,537
--------------------------------------------------------------------------------
Total Demand Deposits 7.3%
                   8.0% Chase Bank Interest Bearing
                   Demand Deposit
                   Cost ($2,039,735)                                   2,039,735
Total Investments
                   Cost ($22,431,574)                                $27,705,272

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

NORTH EUROPE REGION (CONTINUED)
SUMMARY OF INVESTMENTS BY INDUSTRY

                                                   % of Investments
Communications Equipment                                 14.34%
Telecommunications                                        9.48%
Banks                                                     9.21%
Health Care Diversified                                   9.11%
Shipping                                                  8.43%
Chemicals-Specialty                                       7.65%
Insurance                                                 5.35%
Financial (Diversified)                                   4.60%
Foods                                                     3.68%
Retail Specialty-Apparel                                  3.10%
Machinery-Diversified                                     2.77%
Oil (Intl. Integrated)                                    2.07%
Oil & Gas (Drilling & Equip)                              1.97%
Paper & Forest Products                                   1.57%
Services (Commercial/Consum)                              1.54%
Computers Software/Services                               1.53%
Publishing-Newspapers                                     1.38%
Trucks & Parts                                            1.25%
Broadcasting                                              1.03%
Beverages-Alcoholic                                       0.94%
Household Furnishings & App                               0.86%
Steel                                                     0.84%
Tobacco                                                   0.62%
Metal Fabricators                                         0.60%
Retail Stores-Food Chains                                 0.60%
Services (Facils/Environmentl)                            0.59%
Engineering & Construction                                0.50%
Chemicals-Diversified                                     0.48%
Air Freight                                               0.43%
Entertainment                                             0.42%
Metals Mining                                             0.39%
Airlines                                                  0.37%
Health Care (Med Prods/Sups)                              0.34%
Natural Gas-Distr-Pipe Line                               0.33%
Aerospace/Defense                                         0.29%
Retail Stores-Drug Store                                  0.25%
Electric Companies                                        0.24%
Retail Stores-Dept. Stores                                0.17%
Electrical Equipment                                      0.15%
Retail (Home Shopping)                                    0.14%
Homebuilding                                              0.12%
Manufacturing (Diversified)                               0.10%
Other                                                     0.09%
Aluminum                                                  0.08%
---------------------------------------------------------------
Total                                                   100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[GRAPHIC]

----------
ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS
----------

SOUTH EUROPE REGION

PERFORMANCE

The ICON South Europe Region Fund (the "Fund") opened on February 20, 1997. For the six months ended March 31, 2000, the Fund appreciated 3.06%. The performance for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars), was a gain of 16.67% over that same period.

The MSCI Europe 15 Index is a market cap index of countries in the European Region.

European markets have shown mixed results during the past six months. Markets throughout the world were roiled last fall. The economies and currencies of developing countries around the world had been under pressure since 1997 when Thailand devalued the Baht. In October of 1998, Russia defaulted on government-backed bonds. Markets around the world fell as investors were reminded of the risks inherent in international investing. As is typically the case when investors are fearful of a market drop, many stock markets were able to "climb the wall of worry" and post excellent results over the next twelve months.

Generally, the best returns in 1999 have been posted by countries outside of the Euro zone. Scandinavian countries such as Norway and Sweden, which have a large weighting in technology and commodity industries, have generated double-digit returns. Conversely, countries within the Euro zone such as Germany, Italy, and Belgium, have posted negative returns. In part, these countries have been hurt by the European Central Bank's determination to prove that it will fight inflation, even in the face of some sluggishness in Euro zone economies.

In the past several years, investors have started to wonder about the benefits of diversifying their portfolios beyond the U.S. border. European markets have not been uniformly positive. However, the healthy returns posted in 1999 in Norway and Sweden, for example, have been a timely reminder that foreign markets can improve the return and risk characteristics of a portfolio for a U.S. investor.

COUNTRY HIGHLIGHTS

The ICON South Region Fund has seen few changes in the last six months. No new country positions have been added.

The two country holdings in the Fund are Italy and Switzerland. Italy's holdings are slightly higher weighted within the Fund. Italian stocks held include TIM SPA, Telecom Italia SPA, ENI Group, Assicurazioni Generali and Mediaset. After performing extremely well in 1998, Italian stocks have continued to perform well in 1999 and 2000.

Swiss stocks held include Roche, Nestle, Novartis, UBS, Credit Suisse and Zurich Allied. The Swiss market is heavily concentrated in Pharmaceuticals, Food, and Banking. All three of these industries have experienced weakness in 1999, both in Switzerland and globally.

CURRENT OUTLOOK

The Advisor sees several country opportunities within the South Europe region. Companies within these countries are restructuring and cutting costs as they seek to compete both within the Euro zone and globally. The Advisor believes that the stronger companies that result should begin to translate into better country stock market performance in time.

SOUTH EUROPE REGION

PORTFOLIO PROFILE                             MARCH 31, 2000 (UNAUDITED)
Equities                                      84.4%
Top 10 Equity Holdings (% of Net Assets)      54.0%
Number of Stocks                              36
Cash & Cash Equivalents                       15.6%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                        MARCH 31, 2000 (UNAUDITED)
Tim Spa                                        8.9%
Roche Holding Ag                               7.6%
Nestle Sa                                      6.4%
Novartis                                       6.4%
Telecom Italia Spa                             6.3%
UBS AG (United Bank)                           5.3%
Credit Suisse GroupEnte Nazionale Idrocarburi  4.9%
Ente Nationale Idrocarburi                     4.8%
Assicurazioni Generali Spa                     3.4%

--------------------------------------------------------------------------------
TOP COUNTRIES                                 MARCH 31, 2000 (UNAUDITED)
Italy                                         44.0%
Switzerland                                   40.4%

--------------------------------------------------------------------------------
                             PERFORMANCE OVERVIEW*
--------------------------------------------------------------------------------

                   ICON SOUTH EUROPE
                          FUND          MSCI EUROPE 15 INDEX
                   -----------------    --------------------
GROWTH OF $10,000
SINCE INCEPTION         $13,849                $17,294

CUMULATIVE
RETURN SINCE             38.49%                 72.94%
INCEPTION

AVERAGE ANNUAL
RETURN SINCE             11.04%                 19.26%
INCEPTION

LIFE OF THE FUND VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION VERSUS FUND
               BENCHMARK.


                                    [GRAPH]



ALL INFORMATION IS FOR THE PERIOD ENDED 3/31/00

ONE YEAR PERIOD ENDED 3/31/00


                                    [CHART]


                   ICON SOUTH EUROPE
                          FUND          MSCI EUROPE 15 INDEX
                   -----------------    --------------------
                         (2.80%)               16.73%

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

The returns for the ICON South Europe Fund are since the inception of the Fund through 3/31/00 and for the one year period ended 3/31/00. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not assume the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses.
Individuals cannot invest in the index itself.

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)
SOUTH EUROPE REGION (CONTINUED)

Shares or Principal Amount                                           Market Value
COMMON STOCKS 84.4%

ITALY 44.0%

     7,686         Assicurazioni Generali Spa(a)                      $  213,149
    12,876         Banca Commerciale Italiana Spa(a)                      58,774
    17,727         Banca Intesa Spa(a)                                    61,239
     4,004         Banca Popolare Di Milano Scrl(a)                       27,741
    20,980         Benetton Group (New)                                   43,165
    10,736         Beni Stabili Spa(a)                                     4,623
     5,027         Edison Spa(a)                                          52,435
    59,789         ENI Group Ente Nazionale Idrocarburi(a)               299,231
     2,948         Fiat Spa (New)(a)                                      77,720
    32,169         Istituto Nazionale Delle Assicurazioni S               66,185
     5,978         Italgas Societa Italiana Per Il Gas Pa(a)              27,402
     8,707         Mediaset Spa(a)                                       172,974
     4,583         Mediobanca-Banca Di Credito Finanziario                37,190
    24,191         Parmalat Finanziaria Spa(a)                            26,923
    14,664         Pirelli Spa(a)                                         38,098
     2,844         Rinascente La Spa(a)                                   13,608
     4,000         Riunione Adriatica Di Sicurta Spa(a)                   37,053
    10,736         San Paolo-Imi Spa(a)                                  147,016
    26,615         Telecom Italia Spa(a)                                 397,314
    45,667         Tim Spa(a)                                            560,240
    12,815         Telecom Italia Mobile Di Ris(a)                        61,315
    36,539         Unicredito Italiano(a)                                145,456
    48,369         Unione Immobiliare(a)                                  24,068
--------------------------------------------------------------------------------
Total Italy                                                            2,592,919

SWITZERLAND 40.4%

       118         Adecco Sa (New)                                    $   81,614
        40         Alusuisse-Lonza Group Ag                               25,260
     1,545         Credit Suisse Group                                   307,569
        40         Holderbank Financiere Glarus Ag                        47,633
       225         Nestle Sa                                             403,260
       294         Novartis                                              402,091
        44         Roche Holding Ag                                      477,921
       155         Sairgroup                                              29,132
        23         Sulzer Ag-Reg                                          15,493
        23         Swiss Re N                                             39,853
       291         The Swatch Group Ag-Reg                                68,694
     1,265         Ubs Ag (United Bk)                                    332,474
       295         Zurich Allied Ag                                      148,680
--------------------------------------------------------------------------------
Total Switzerland                                                      2,379,674

Total Common Stocks
                   Cost ($5,153,532)                                   4,972,593
--------------------------------------------------------------------------------
Total Demand Deposits 15.6%
                   4.65% Chase Bank Interest
                   Bearing Demand Deposit
                   Cost ($915,549)                                       915,549
--------------------------------------------------------------------------------
Total Investments
                   Cost ($6,069,081)                                  $5,888,142

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SCHEDULE OF INVESTMENTS
         MARCH 31, 2000
            (UNAUDITED)

----------
ICON FUNDS                  2000 SEMI-ANNUAL REPORT
----------
SOUTH EUROPE REGION (CONTINUED)
SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                   % of Investments
Bank                                                                         22.47%
Telecommunications                                                           20.49%
Distributor (Food & Health)                                                   9.61%
Foods                                                                         8.65%
Health Care Diversified                                                       8.09%
Insurance                                                                     6.36%
Oil                                                                           6.02%
Broadcasting                                                                  3.48%
Financial (Diversified)                                                       2.99%
Services (Employment)                                                         1.64%
Auto                                                                          1.56%
Consumer (Jewelry/Novelties)                                                  1.38%
Electric                                                                      1.05%
Construction                                                                  0.96%
Textiles                                                                      0.87%
Other                                                                         0.80%
Metals Mining                                                                 0.77%
Airlines                                                                      0.59%
Natural Gas                                                                   0.55%
Air Freight                                                                   0.51%
Homebuilding                                                                  0.48%
Engineering & Construction                                                    0.31%
Retail Stores-Food Chain                                                      0.27%
Real Estate Investment/Management                                             0.10%
-----------------------------------------------------------------------------------
Total                                                                       100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                -----------
                                ICON FUNDS
                                -----------

STATEMENTS OF ASSETS & LIABILITIES .......................................>   52

STATEMENTS OF OPERATIONS .................................................>   54

STATEMENTS OF CHANGES IN NET ASSETS ......................................>   56

FINANCIAL HIGHLIGHTS .....................................................>   60

NOTES TO FINANCIAL STATEMENTS ............................................>   66

----------
ICON FUNDS            STATEMENTS OF ASSETS AND LIABILITIES
----------

MARCH 31, 2000 (UNAUDITED)
                                            ICON BASIC      ICON CONSUMER      ICON ENERGY     ICON FINANCIAL    ICON HEALTHCARE
                                          MATERIALS FUND    CYCLICALS FUND         FUND         SERVICES FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                      $    26,214,443   $    39,370,855   $    19,345,902   $   108,283,577   $    40,281,988
                                         ---------------------------------------------------------------------------------------
Investments at value                          26,620,174        43,799,062        24,918,760       110,805,562        39,764,188
Cash                                               3,541              --                --                --                --
Receivables:
     Investments sold                               --           2,314,587              --                --                --
     Fund shares sold                               --           6,400,924            79,230         4,016,237           250,000
     Interest                                     14,280            10,260             4,938             2,825             8,041
     Dividends                                     8,281             9,490            16,594             5,059             6,545
Deferred organizational expenses                   8,972             8,972              --               8,972             8,115
                                         ---------------------------------------------------------------------------------------
     Total Assets                             26,655,248        52,543,295        25,019,522       114,838,655        40,036,889
LIABILITIES:
Payables:
     Due to Custodian bank                          --                --                --                --                  53
     Investments purchased                     2,437,135        10,377,997           325,391        48,770,153              --
     Fund shares redeemed                          7,433            10,067             5,577            17,797            10,321
     Advisory fee                                 19,578            27,927            18,065             7,964            45,710
     Fund accounting, custodial and
      transfer agent fees                          5,546             8,003             4,991             1,850            13,075
     Administration fee                              979             1,396               903               397             2,285
     Distributions due to shareholders              --                --                --                --                --
     Due to redeemed shareholders                   --                --                --                --                --
     Accrued Expenses                             21,047            35,385            17,004            10,923            26,059
                                         ---------------------------------------------------------------------------------------
     Total Liabilities                         2,491,718        10,460,775           371,931        48,809,084            97,503
Net Assets                               $    24,163,530   $    42,082,520   $    24,647,591   $    66,029,571   $    39,939,386
     Shares Outstanding (unlimited
      shares authorized, no par value)         3,418,545         4,100,318         2,250,065         6,789,050         3,951,821
Net Asset Value (Offering price
     and redemption price per share)     $          7.06   $         10.26   $         10.95   $          9.72   $         10.11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                       52


                                           ICON LEISURE    ICON TECHNOLOGY   ICON TELECOMM &    ICON TRANSPOR-    ICON SHORT-TERM
                                               FUND              FUND         UTILITIES FUND      TATION FUND    FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                      $     6,510,588   $    41,291,802   $     6,981,530   $    19,112,808   $     6,284,453
                                         ---------------------------------------------------------------------------------------
Investments at value                           6,214,771        48,655,001         6,677,809        20,706,828         6,249,563
Cash                                                --                --                --                --               2,098
Receivables:
     Investments sold                         10,449,373           277,409              --                --                --
     Fund shares sold                               --             270,300              --             100,000            20,000
     Interest                                      7,997            10,330             5,472            10,225            24,014
     Dividends                                    56,777             9,951             8,100             9,701              --
Deferred organizational expenses                   8,972             8,115             8,972             8,972             8,115
                                         ---------------------------------------------------------------------------------------
     Total Assets                             16,737,890        49,231,106         6,700,353        20,835,726         6,303,790
LIABILITIES:
Payables:
     Due to Custodian bank                    10,055,943           891,172              --                --                --
     Investments purchased                          --             533,272              --                --                --
     Fund shares redeemed                          3,095            16,938             3,045             5,495             1,066
     Advisory fee                                 21,805            64,896             5,671            16,410             2,869
     Fund accounting, custodial and
      transfer agent fees                          6,225            18,481             1,627             4,667             1,276
     Administration fee                            1,090             3,245               284               820               221
     Distributions due to shareholders              --                --                --                --              16,487
     Due to redeemed shareholders                   --                --                --                --              57,539
     Accrued Expenses                             23,247            39,893            12,209            18,186            10,636
                                         ---------------------------------------------------------------------------------------
     Total Liabilities                        10,111,405         1,567,897            22,836            45,578            90,094
Net Assets                               $     6,626,485   $    47,663,209   $     6,677,517   $    20,790,149   $     6,213,696
     Shares Outstanding (unlimited
      shares authorized, no par value)           809,662         1,990,901           971,088         2,238,819           683,759
Net Asset Value (Offering price
     and redemption price per share)     $          8.18   $         23.94   $          6.88   $          9.29   $          9.09


                                            ICON ASIA      ICON N. EUROPE     ICON S. EUROPE
                                           REGION FUND       REGION FUND        REGION FUND
-------------------------------------------------------------------------------------------
ASSETS
Investments at cost                      $    42,368,950   $    22,431,574   $     6,069,081
                                         ---------------------------------------------------
Investments at value                          48,209,565        27,705,272         5,888,142
Cash                                               2,504            30,120           119,555
Receivables:
     Investments sold                               --                --              52,611
     Fund shares sold                            500,000           480,000           180,000
     Interest                                     11,552             8,619             3,517
     Dividends                                    39,117            70,540            36,893
Deferred organizational expenses                   8,115             8,115             8,115
                                         ---------------------------------------------------
     Total Assets                             48,770,859        28,302,666         6,288,833
Liabilities:
Payables:
     Due to Custodian bank                        85,889              --                --
     Investments purchased                     9,751,548              --                --
     Fund shares redeemed                          5,558             4,678             1,832
     Advisory fee                                 24,584            25,414             5,192
     Fund accounting, custodial and
      transfer agent fees                         17,909            20,275             3,137
     Administration fee                            1,229             1,271               260
     Distributions due to shareholders              --                --                --
     Due to redeemed shareholders                   --                --                --
     Accrued Expenses                             32,368            26,455            13,675
                                         ---------------------------------------------------
     Total Liabilities                         9,919,085            78,093            24,096
Net Assets                               $    38,851,774   $    28,224,573   $     6,264,737
     Shares Outstanding (unlimited
      shares authorized, no par value)         3,343,184         2,264,396           600,652
Net Asset Value (Offering price
     and redemption price per share)     $         11.62   $         12.46   $         10.43

AN EXPLANATION OF THE STATEMENT OF ASSETS AND LIABILITIES

This statement lists the assets and liabilities of the Funds as of the last day of the fiscal period.

The assets may consist of the market value of the securities held in the Funds on that day, cash, any receivables (dividends declared not paid, interest due to the Funds but not paid, securities sold but not settled, and Funds' shares purchased by investors but not settled). The liabilities may consist of payables for expenses incurred but not yet paid, Funds' shares redeemed but not settled, securities for the portfolio bought but not settled.

The last line is the Net Asset Value (NAV) Per Share as of the last day of the fiscal period. The NAV per share is calculated by dividing the Funds' net assets (assets, at that day's market value, minus liabilities) by the number of Funds' shares outstanding.

----------
ICON FUNDS                  STATEMENTS OF OPERATIONS
----------

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             ICON BASIC     ICON CONSUMER      ICON ENERGY     ICON FINANCIAL    ICON HEALTHCARE
                                           MATERIALS FUND   CYCLICALS FUND         FUND         SERVICES FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                               $     55,496   $       101,180   $        27,557   $        52,492   $        54,978
     Dividends                                   171,346           186,376            83,460            47,802            34,195
     Foreign taxes withheld                         (118)             --                --                --                --
                                            -------------------------------------------------------------------------------------
Total investment income                          226,724           287,556           111,017           100,294            89,173
Expenses:
     Advisory fees                               126,592           251,678            93,232            33,087           177,826
     Fund accounting, custodial and
     transfer agent fees                          18,768            36,813            14,008             5,080            28,118
     Administration fees                           6,330            12,584             4,662             1,654             8,891
     Audit fees                                    4,970             9,872             3,484             1,241             7,022
     Registration fees                             5,824             6,618             5,867             5,417             5,519
     Legal fees                                    1,779             3,438             1,310               440             2,680
     Insurance expense                               805             1,595               561               200             1,134
     Amortization of deferred
     organizational expenses                       1,880             1,880              --               1,880             1,880
     Trustees fees & expenses                        920             1,822               641               229             1,297
     Shareholder reports                           2,438             4,860             1,710               611             3,457
     Other expenses                                9,576             9,542             8,455               278            17,689
                                            -------------------------------------------------------------------------------------
Total Expenses                                   179,882           340,702           133,930            50,117           255,513
                                            -------------------------------------------------------------------------------------
Net investment income/(loss)                      46,842           (53,146)          (22,913)           50,177          (166,340)
                                            -------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
     on investments:
Net realized gain/(loss) from
     investment transactions                  (1,030,755)       (2,656,340)         (968,521)       (1,288,018)        5,279,927
Net realized gain/(loss) from foreign
     currency transactions                            --                --                --                --                --
Change in net unrealized appreciation or
     depreciation on securities and foreign
     currency translations                       131,605         4,988,279         6,995,493         3,280,858         2,191,578
                                            -------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
     on investments:                            (899,150)        2,331,939         6,026,972         1,992,840         7,471,505
                                            -------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
     resulting from operations              $   (852,308)  $     2,278,793   $     6,004,059   $     2,043,017   $     7,305,165


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                       54

---------------------------------------------------------------------------------------------------------------------------------
                                            ICON LEISURE   ICON TECHNOLOGY   ICON TELECOMM &    ICON TRANSPOR-    ICON SHORT-TERM
                                                FUND             FUND         UTILITIES FUND      TATION FUND    FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                               $     37,605   $       146,801   $        34,434   $        82,943   $       147,528
     Dividends                                   208,453           125,814           104,049           167,304              --
     Foreign taxes withheld                         --                (345)             --                --                --
                                            -------------------------------------------------------------------------------------
Total investment income                          246,058           272,270           138,483           250,247           147,528
Expenses:
     Advisory fees                               141,315           323,598            35,905           101,692            17,436
     Fund accounting, custodial and
     transfer agent fees                          20,813            50,448             5,401            15,208             5,398
     Administration fees                           7,066            16,180             1,795             5,085             1,341
     Audit fees                                    5,590            12,733             1,429             3,980             1,042
     Registration fees                             5,589             6,455             5,518             5,564             5,588
     Legal fees                                    1,997             4,601               514             1,420               456
     Insurance expense                               903             2,057               231               643               169
     Amortization of deferred
     organizational expenses                       1,880             1,880             1,880             1,880             1,880
     Trustees fees & expenses                      1,036             2,351               264               735               192
     Shareholder reports                           2,752             6,298               703             1,959               513
     Other expenses                               23,074            13,514            (1,451)              985             8,258
                                            -------------------------------------------------------------------------------------
Total Expenses                                   212,015           440,115            52,189           139,151            42,273
                                            -------------------------------------------------------------------------------------
Net investment income/(loss)                      34,043          (167,845)           86,294           111,096           105,255
                                            -------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
     on investments:
Net realized gain/(loss) from
     investment transactions                  (3,420,489)       46,647,677           653,657        (3,319,116)            1,523
Net realized gain/(loss) from foreign
     currency transactions                            --                --                --                --                --
Change in net unrealized appreciation or
     depreciation on securities and foreign
     currency translations                       546,275       (10,963,562)         (920,681)        2,746,870           (20,395)
                                            -------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
     on investments:                          (2,874,214)       35,684,115          (267,024)         (572,246)          (18,872)
                                            -------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
     resulting from operations              $ (2,840,171)  $    35,516,270   $      (180,730)  $      (461,150)  $        86,383

-------------------------------------------------------------------------------------------------
                                                 ICON ASIA      ICON N. EUROPE     ICON S. EUROPE
                                                REGION FUND       REGION FUND        REGION FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                 $        53,589   $        45,440   $        12,884
     Dividends                                        156,879            93,122             4,577
     Foreign taxes withheld                           (23,975)          (11,157)             (687)
                                         ----------------------------------------------------
Total investment income                               186,493           127,405            16,774
Expenses:
     Advisory fees                                    174,817           136,076            28,052
     Fund accounting, custodial and
     transfer agent fees                               47,074            34,027             7,055
     Administration fees                                8,840             6,804             1,404
     Audit fees                                         7,443             5,311             1,069
     Registration fees                                  5,442             5,400             5,300
     Legal fees                                         2,398             2,303               393
     Insurance expense                                  1,201               850               172
     Amortization of deferred
     organizational expenses                            1,880             1,880             1,880
     Trustees fees & expenses                           1,274               976               202
     Shareholder reports                                3,665             2,615               527
     Other expenses                                    19,276            16,019             1,305
                                              ----------------------------------------------------
Total Expenses                                        273,310           212,261            47,359
                                              ----------------------------------------------------
Net investment income/(loss)                          (86,817)          (84,856)          (30,585)
                                              ----------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
     on investments:
Net realized gain/(loss) from
     investment transactions                        5,516,541           991,193           (12,465)
Net realized gain/(loss) from foreign
     currency transactions                           (248,233)          (35,813)           (4,836)
Change in net unrealized appreciation or
     depreciation on securities and foreign
     currency translations                           (881,272)        3,690,665           206,595
                                              ----------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
     on investments:                                4,387,036         4,646,045           189,294
                                              ----------------------------------------------------
Net increase/(decrease) in net assets
     resulting from operations                $     4,300,219   $     4,561,189   $       158,709

AN EXPLANATION OF THE STATEMENTS OF OPERATIONS

This financial statement provides details of the Funds' income, expenses, gains and losses on securities and currency transactions (if any) and the change in appreciation or depreciation of portfolio holdings.

The first section, "Investment Income," reports the dividends earned from stocks, interest earned from interest-bearing securities held by the Funds, and foreign taxes withheld (if any).

The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Funds' portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gains (or losses) represent the change in the market value of the securities held in the portfolio, either appreciation or depreciation.

The net result of all these sections is the net increase (decrease) in net assets resulting from operations.

-----------
ICON FUNDS      STATEMENTS OF CHANGES IN NET ASSETS
-----------


FOR THE PERIODS ENDED AS INDICATED

                                                                     ICON BASIC                        ICON CONSUMER
                                                                  MATERIALS FUND                       CYCLICALS FUND
                                                       SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                        MARCH 31, 2000     SEPT. 30, 1999     MARCH 31, 2000     SEPT. 30, 1999
                                                          (UNAUDITED)                          (UNAUDITED)
                                                       ------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                           $        46,842    $        28,096    $       (53,146)   $      (269,360)
Net realized gain/(loss) from
  investment transactions                                   (1,030,755)        (1,955,997)        (2,656,340)        (6,301,452)
Net realized gain/(loss) from
  foreign currency transactions                                   --                 --                 --                 --
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                        131,605          3,853,421          4,988,279         19,196,751
                                                       -------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                                   (852,308)         1,925,520          2,278,793         12,625,939

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             --              (53,645)              --                 --
Distributions in excess of net investment income                  --                 --                 --                 --
Net capital gains                                                 --                 --                 --                 --
Distributions in excess of net capital gains                      --                 --                 --           (1,483,603)
                                                       -------------------------------------------------------------------------
Net decrease from dividends and distributions                     --              (53,645)              --           (1,483,603)

FUND SHARE TRANSACTIONS:
Shares sold                                                  4,964,284         30,972,639         27,231,045         30,654,568
Reinvested dividends and distributions                            --               53,589               --            1,482,251
Shares repurchased                                          (6,321,745)       (23,842,747)       (41,778,534)       (37,930,762)
                                                       -------------------------------------------------------------------------
Net increase (decrease) from fund share transactions        (1,357,461)         7,183,481        (14,547,489)        (5,793,943)
                                                       -------------------------------------------------------------------------
Total increase (decrease) in net assets                     (2,209,769)         9,055,356        (12,268,696)         5,348,393

NET ASSETS:
Beginning of Period                                         26,373,299         17,317,943         54,351,216         49,002,823
                                                       -------------------------------------------------------------------------
End of Period                                          $    24,163,530    $    26,373,299    $    42,082,520    $    54,351,216
                                                       -------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                        $    36,706,198    $    38,063,659    $    46,857,770    $    61,405,259
Accumulated undistributed net
  investment income/(loss)                                      46,842               --              (53,146)              --
Accumulated undistributed net realized
  gain/(loss) from investments                             (12,995,241)       (11,964,486)        (9,150,311)        (6,493,971)
Accumulated net realized gain/(loss)
  from foreign currency transactions                              --                 --                 --                 --
Unrealized appreciation/depreciation on
  securities and foreign currency translations                 405,731            274,126          4,428,207           (560,072)
                                                       -------------------------------------------------------------------------
NET ASSETS                                             $    24,163,530    $    26,373,299    $    42,082,520    $    54,351,216
                                                       -------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                    667,254          4,297,943          2,775,022          3,146,962
Reinvested dividends and distributions                            --                8,347               --              149,270
Shares repurchased                                            (854,899)        (3,330,617)        (4,292,834)        (3,907,678)
                                                       -------------------------------------------------------------------------
Net increase/(decrease)                                       (187,645)           975,673         (1,517,812)          (611,446)
Shares outstanding beginning of period                       3,606,190          2,630,517          5,618,130          6,229,576
                                                       -------------------------------------------------------------------------
Shares outstanding end of period                             3,418,545          3,606,190          4,100,318          5,618,130

PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchases of securities                                $     8,489,666    $    26,688,867    $    20,678,064    $    15,815,132
Proceeds from sales of securities                           11,915,991         19,410,414         34,073,813         24,081,434
Purchases of long-term
  U.S. government securities                                      --                 --                 --                 --
Proceeds from sales of long-term
  U.S. government securities                                      --                 --                 --                 --

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

AN EXPLANATION OF THE STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets can be attributed to investment operations (The Statement of Operations), dividends or distributions to Fund shareholders, and purchases and sales of Fund shares. This schedule may be used by shareholders to determine if the Funds' growth or decline was a result of operations or increases in the number of Fund shares being purchased or sold.

The first section is a summary of the Statement of Operations discussed on a previous page.

The next section summarizes the change due to capital gain and dividend distributions to Fund shareholders. If Fund shareholders receive their dividends and distributions in cash, money is taken out of the Fund to make the payment. If Fund shareholders reinvest their dividends and distributions, the Fund's net assets will not be affected.

The net increase (decrease) in net assets from Fund share transactions includes the increase due to the purchase of Fund shares, the decrease due to Fund shares redeemed from shareholders, and the reinvestment of Fund dividend and distributions.

The section "Net Assets consist of " itemizes the components of the Fund's net assets. Since funds usually distribute substantially all earnings so as to not incur a fund level income tax, a significant portion of the net assets is shareholder capital.


                                                                   ICON ENERGY                         ICON FINANCIAL
                                                                      FUND                              SERVICES FUND
                                                       SIX MONTHS ENDED     PERIOD ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                        MARCH 31, 2000     SEPT. 30, 1999     MARCH 31, 2000     SEPT. 30, 1999
                                                         (UNAUDITED)                            (UNAUDITED)
                                                       ------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                           $       (22,913)   $       (36,056)   $        50,177    $         9,068
Net realized gain/(loss) from
  investment transactions                                     (968,521)        (3,465,711)        (1,288,018)            70,021
Net realized gain/(loss) from
  foreign currency transactions                                   --                 --                 --                 --
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                      6,995,493          6,391,763          3,280,858          2,025,118
                                                       --------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                                  6,004,059          2,889,996          2,043,017          2,104,207

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             --              (83,614)              --              (82,357)
Distributions in excess of net investment income                  --              (36,056)              --               (3,931)
Net capital gains                                                 --                 --              (73,563)        (2,119,756)
Distributions in excess of net capital gains                      --                 --                 --                 --
                                                       --------------------------------------------------------------------------
Net decrease from dividends and distributions                     --             (119,670)           (73,563)        (2,206,044)

FUND SHARE TRANSACTIONS:
Shares sold                                                 24,676,216         25,058,781         64,994,720         12,916,650
Reinvested dividends and distributions                            --              119,107             73,421          2,203,753
Shares repurchased                                         (25,262,369)       (21,053,087)        (6,491,244)       (26,745,880)
                                                       --------------------------------------------------------------------------
Net increase (decrease) from fund share transactions          (586,153)         4,124,801         58,576,897        (11,625,477)
                                                       --------------------------------------------------------------------------
Total increase (decrease) in net assets                      5,417,906          6,895,127         60,546,351        (11,727,314)

NET ASSETS:
Beginning of Period                                         19,229,685         12,334,558          5,483,220         17,210,534
                                                       --------------------------------------------------------------------------
End of Period                                          $    24,647,591    $    19,229,685    $    66,029,571    $     5,483,220
                                                       --------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                        $    24,911,285    $    25,497,438    $    64,758,554    $     6,181,657
Accumulated undistributed net
  investment income/(loss)                                     (22,913)              --               50,177               --
Accumulated undistributed net realized
  gain/(loss) from investments                              (5,813,639)        (4,845,118)        (1,301,145)            60,436
Accumulated net realized gain/(loss)
  from foreign currency transactions                              --                 --                 --                 --
Unrealized appreciation/depreciation on
  securities and foreign currency translations               5,572,858         (1,422,635)         2,521,985           (758,873)
                                                       --------------------------------------------------------------------------
NET ASSETS                                             $    24,647,591    $    19,229,685    $    66,029,571    $     5,483,220
                                                       --------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                  2,878,134          3,285,662          6,876,096          1,295,031
Reinvested dividends and distributions                            --               21,854              8,068            223,731
Shares repurchased                                          (3,037,783)        (2,841,236)          (705,240)        (2,746,429)
                                                       --------------------------------------------------------------------------
Net increase/(decrease)                                       (159,649)           466,280          6,178,924         (1,227,667)
                                                       --------------------------------------------------------------------------
Shares outstanding beginning of period                       2,409,714          1,943,434            610,126          1,837,793
                                                       --------------------------------------------------------------------------
Shares outstanding end of period                             2,250,065          2,409,714          6,789,050            610,126

PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchases of securities                                $       325,391          7,845,028    $    52,427,015    $     5,497,159
Proceeds from sales of securities                            1,999,442          4,585,700          2,395,493         19,549,111
Purchases of long-term
  U.S. government securities                                      --                 --                 --                 --
Proceeds from sales of long-term
  U.S. government securities                                      --                 --                 --                 --


                                                                   ICON HEALTHCARE                     ICON LEISURE
                                                                       FUND                                 FUND
                                                        SIX MONTHS ENDED    YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                         MARCH 31, 2000   SEPT. 30, 1999     MARCH 31, 2000     SEPT. 30, 1999
                                                          (UNAUDITED)                          (UNAUDITED)
                                                       ------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                           $      (166,340)   $      (243,651)   $        34,043    $       (48,822)
Net realized gain/(loss) from
  investment transactions                                    5,279,927          3,878,466         (3,420,489)        12,124,958
Net realized gain/(loss) from
  foreign currency transactions                                   --                 --                 --                 --
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                      2,191,578         (4,881,850)           546,275         (5,128,788)
                                                       -------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                                  7,305,165         (1,247,035)        (2,840,171)         6,947,348

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             --                 --                 --             (742,644)
Distributions in excess of net investment income                  --                 --                 --              (98,822)
Net capital gains                                             (944,909)        (6,938,008)        (7,685,699)        (3,723,215)
Distributions in excess of net capital gains                      --                 --                 --                 --
                                                       -------------------------------------------------------------------------
Net decrease from dividends and distributions                 (944,909)        (6,938,008)        (7,685,699)        (4,564,681)

FUND SHARE TRANSACTIONS:
Shares sold                                                 33,840,210         12,506,015          2,635,448         13,536,073
Reinvested dividends and distributions                         944,048          6,904,056          7,680,059          4,547,293
Shares repurchased                                         (25,754,737)       (17,828,768)       (24,722,634)       (43,332,972)
                                                       -------------------------------------------------------------------------
Net increase (decrease) from fund share transactions         9,029,521          1,581,303        (14,407,127)       (25,249,606)
                                                       -------------------------------------------------------------------------
Total increase (decrease) in net assets                     15,389,777         (6,603,740)       (24,932,997)       (22,866,939)

NET ASSETS:
Beginning of Period                                         24,549,609         31,153,349         31,559,482         54,426,421
                                                       -------------------------------------------------------------------------
End of Period                                          $    39,939,386    $    24,549,609    $     6,626,485    $    31,559,482
                                                       -------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                        $    35,432,038    $    26,402,517    $    10,643,605    $    25,050,732
Accumulated undistributed net
  investment income/(loss)                                    (166,340)              --               34,043               --
Accumulated undistributed net realized
  gain/(loss) from investments                               5,191,488            856,470         (3,755,346)         7,350,842
Accumulated net realized gain/(loss)
  from foreign currency transactions                              --                 --                 --                 --
Unrealized appreciation/depreciation on
  securities and foreign currency translations                (517,800)        (2,709,378)          (295,817)          (842,092)
                                                       -------------------------------------------------------------------------
NET ASSETS                                             $    39,939,386    $    24,549,609    $     6,626,485    $    31,559,482
                                                       -------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                  3,381,695          1,373,903            314,378          1,031,314
Reinvested dividends and distributions                         117,419            767,971            932,046            385,038
Shares repurchased                                          (2,623,947)        (1,800,628)        (3,055,929)        (3,413,980)
                                                       -------------------------------------------------------------------------
Net increase/(decrease)                                        875,167            341,246         (1,809,505)        (1,997,628)
                                                       -------------------------------------------------------------------------
Shares outstanding beginning of period                       3,076,654          2,735,408          2,619,167          4,616,795
                                                       -------------------------------------------------------------------------
Shares outstanding end of period                             3,951,821          3,076,654            809,662          2,619,167

PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchases of securities                                $    31,231,830    $    24,448,943    $          --      $    19,588,075
Proceeds from sales of securities                           35,633,529         30,773,502         21,680,819         48,828,211
Purchases of long-term
  U.S. government securities                                      --                 --                 --                 --
Proceeds from sales of long-term
  U.S. government securities                                      --                 --                 --                 --

----------
ICON FUNDS            STATEMENTS OF CHANGES IN NET ASSETS
----------

FOR THE PERIODS ENDED AS INDICATED

                                                                 ICON TECHNOLOGY                        ICON TELECOMM &
                                                                       FUND                             UTILITIES FUND
                                                        SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                         MARCH 31, 2000    SEPT. 30, 1999      MARCH 31, 2000    SEPT. 30, 1999
                                                          (UNAUDITED)                           (UNAUDITED)
                                                       ------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                           $      (167,845)   $      (709,445)   $        86,294    $       181,255
Net realized gain/(loss) from
  investment transactions                                   46,647,677         19,133,380            653,657          3,206,174
Net realized gain/(loss) from
  foreign currency transactions                                   --                 --                 --                 --
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                    (10,963,562)        33,235,807           (920,681)        (1,900,743)
                                                       ---------------------------------------------------------------------------

Net increase/(decrease) in net assets
  resulting from operations                                 35,516,270         51,659,742           (180,730)         1,486,686

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                             --                 --             (113,833)          (650,461)
Distributions in excess of net investment income                  --                 --                 --                 --
Net capital gains                                          (17,000,001)        (4,514,600)        (2,034,095)        (3,257,812)
Distribution in excess of net capital gains                       --                 --                 --                 --
                                                       ---------------------------------------------------------------------------
Net decrease from dividends and distributions              (17,000,001)        (4,514,600)        (2,147,928)        (3,908,273)

FUND SHARE TRANSACTIONS:

Shares sold                                                 27,160,565         48,801,630          1,084,062          8,876,725
Reinvested dividends and distributions                      16,939,054          4,502,071          2,145,471          3,786,730
Shares repurchased                                         (70,078,298)      (105,817,125)        (1,352,462)       (26,861,906)
                                                       ---------------------------------------------------------------------------
Net increase (decrease) from fund share transactions       (25,978,679)       (52,513,424)         1,877,071        (14,198,451)
                                                       ---------------------------------------------------------------------------
Total increase (decrease) in net assets                     (7,462,410)        (5,368,282)          (451,587)       (16,620,038)

NET ASSETS:

Beginning of Period                                         55,125,619         60,493,901          7,129,104         23,749,142
                                                       ---------------------------------------------------------------------------
End of Period                                          $    47,663,209    $    55,125,619    $     6,677,517    $     7,129,104
                                                       ---------------------------------------------------------------------------
NET ASSETS CONSIST OF:

Paid in capital                                        $     2,258,173    $    28,236,852    $     6,261,673    $     4,384,602
Accumulated undistributed net
  investment income/(loss)                                    (167,845)              --               86,294            113,833
Accumulated undistributed net realized
  gain/(loss) from investments                              38,209,682          8,562,006            633,271          2,013,709
Accumulated net realized gain/(loss)
  from foreign currency transactions                              --                 --                 --                 --
Unrealized appreciation/depreciation on
  securities and foreign currency translations               7,363,199         18,326,761           (303,721)           616,960

                                                       ---------------------------------------------------------------------------
NET ASSETS                                             $    47,663,209    $    55,125,619    $     6,677,517    $     7,129,104
                                                       ---------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES:

Shares sold                                                  1,281,981          3,247,322            136,966            737,209
Reinvested dividends and distributions                         965,188            361,903            290,321            386,401
Shares repurchased                                          (3,158,154)        (7,284,428)          (166,480)        (2,089,973)
                                                       ---------------------------------------------------------------------------
Net increase/(decrease)                                       (910,985)        (3,675,203)           260,807           (966,363)
                                                       ---------------------------------------------------------------------------
Shares outstanding beginning of period                       2,901,886          6,577,089            710,281          1,676,644
                                                       ---------------------------------------------------------------------------
Shares outstanding end of period                             1,990,901          2,901,886            971,088            710,281
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchases of securities                                $    41,859,621    $    20,233,772    $          --      $     1,842,403
Proceeds from sales of securities                           89,579,999         80,476,999          2,390,836         18,134,169
Purchases of long-term
  U.S. government agencies                                        --                 --                 --                 --
Proceeds from sales of long-term
  U.S. government agencies                                        --                 --                 --                 --


                                                              ICON TRANSPORTATION
                                                                       FUND
                                                       SIX MONTHS ENDED      YEAR ENDED
                                                         MARCH 31, 2000    SEPT. 30, 1999
                                                          (UNAUDITED)
                                                       ----------------------------------
OPERATIONS:
Net investment income/(loss)                            $       111,096    $        24,617
Net realized gain/(loss) from
  investment transactions                                    (3,319,116)         1,633,421
Net realized gain/(loss) from
  foreign currency transactions                                    --                 --
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                       2,746,870            775,479
                                                       ------------------------------------

Net increase/(decrease) in net assets
  resulting from operations                                    (461,150)         2,433,517

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                              --              (29,487)
Distributions in excess of net investment income                   --               (9,066)
Net capital gains                                            (1,597,342)        (1,845,827)
Distribution in excess of net capital gains                        --                 --
                                                       ------------------------------------
Net decrease from dividends and distributions                (1,597,342)        (1,884,380)

FUND SHARE TRANSACTIONS:

Shares sold                                                   9,868,040         24,479,459
Reinvested dividends and distributions                        1,596,691          1,882,777
Shares repurchased                                           (9,620,421)       (17,224,608)
                                                       ------------------------------------
Net increase (decrease) from fund share transactions          1,844,310          9,137,628
                                                       ------------------------------------
Total increase (decrease) in net assets                        (214,182)         9,686,765

NET ASSETS:

Beginning of Period                                          21,004,331         11,317,566
                                                       ------------------------------------
End of Period                                           $    20,790,149    $    21,004,331
                                                       ------------------------------------
NET ASSETS CONSIST OF:

Paid in capital                                         $    22,424,263    $    20,579,953
Accumulated undistributed net
  investment income/(loss)                                      111,096               --
Accumulated undistributed net realized
  gain/(loss) from investments                               (3,339,230)         1,577,228
Accumulated net realized gain/(loss)
  from foreign currency transactions                               --                 --
Unrealized appreciation/depreciation on
  securities and foreign currency translations                1,594,020         (1,152,850)

                                                       ------------------------------------
NET ASSETS                                              $    20,790,149    $    21,004,331
                                                       ------------------------------------

TRANSACTIONS IN FUND SHARES:

Shares sold                                                   1,049,613          2,178,736
Reinvested dividends and distributions                          173,931            173,209
Shares repurchased                                           (1,021,459)        (1,512,697)
                                                       ------------------------------------
Net increase/(decrease)                                         202,085            839,248
                                                       ------------------------------------
Shares outstanding beginning of period                        2,036,734          1,197,486
                                                       ------------------------------------
Shares outstanding end of period                              2,238,819          2,036,734
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchases of securities                                 $     9,457,941    $    17,860,451
Proceeds from sales of securities                            10,611,657         11,086,385
Purchases of long-term
  U.S. government agencies                                         --                 --
Proceeds from sales of long-term
  U.S. government agencies                                         --                 --

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                ICON SHORT-TERM                           ICON ASIA
                                                               FIXED INCOME FUND                         REGION FUND
                                                       SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                        MARCH 31, 2000     SEPT. 30, 1999     MARCH 31, 2000     SEPT. 30, 1999
                                                         (UNAUDITED)                            (UNAUDITED)
                                                       ------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                           $       105,255    $       205,946    $       (86,817)   $      (166,907)
Net realized gain/(loss) from
  investment transactions                                        1,523             18,290          5,516,541         (2,102,343)
Net realized gain/(loss) from
  foreign currency transactions                                   --                 --             (248,233)          (178,038)
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                        (20,395)           (62,731)          (881,272)        19,339,153
                                                       ---------------------------------------------------------------------------

Net increase/(decrease) in net assets
  resulting from operations                                     86,383            161,505          4,300,219         16,891,865

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                         (105,255)          (323,211)              --                 --
Distributions in excess of net investment income                  --                 --                 --                 --
Net capital gains                                              (18,214)          (143,769)              --                 --
Distribution in excess of net capital gains                       --                 --                 --                 --
                                                       ---------------------------------------------------------------------------
Net decrease from dividends and distributions                 (123,469)          (466,980)              --                 --

FUND SHARE TRANSACTIONS:

Shares sold                                                 27,601,163         28,943,269         81,183,600         56,771,414
Reinvested dividends and distributions                          97,753            486,795               --                 --
Shares repurchased                                         (26,559,113)       (29,363,658)       (80,195,791)       (66,829,202)
                                                       ---------------------------------------------------------------------------
Net increase (decrease) from fund share transactions         1,139,803             66,406            987,809        (10,057,788)
                                                       ---------------------------------------------------------------------------
Total increase (decrease) in net assets                      1,102,717           (239,069)         5,288,028          6,834,077

NET ASSETS:

Beginning of Period                                          5,110,979          5,350,048         33,563,746         26,729,669
                                                       ---------------------------------------------------------------------------
End of Period                                          $     6,213,696    $     5,110,979    $    38,851,774    $    33,563,746
                                                       ---------------------------------------------------------------------------
NET ASSETS CONSIST OF:

Paid in capital                                        $     6,237,173    $     5,097,370    $    41,445,186    $    40,457,377
Accumulated undistributed net
  investment income/(loss)                                       9,814              9,814           (263,863)          (177,046)
Accumulated undistributed net realized
  gain/(loss) from investments                                   1,599             18,290         (7,543,363)       (13,059,904)
Accumulated net realized gain/(loss)
  from foreign currency transactions                              --                 --             (626,801)          (378,568)
Unrealized appreciation/depreciation on
  securities and foreign currency translations                 (34,890)           (14,495)         5,840,615          6,721,887

                                                       ---------------------------------------------------------------------------
NET ASSETS                                             $     6,213,696    $     5,110,979    $    38,851,774    $    33,563,746
                                                       ---------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES:

Shares sold                                                  3,028,206          3,106,221          7,082,838          6,208,381
Reinvested dividends and distributions                          10,724             52,546               --                 --
Shares repurchased                                          (2,913,678)        (3,146,922)        (6,827,885)        (7,511,144)
                                                       ---------------------------------------------------------------------------
Net increase/(decrease)                                        125,252             11,845            254,953         (1,302,763)
                                                       ---------------------------------------------------------------------------
Shares outstanding beginning of period                         558,507            546,662          3,088,231          4,390,994
                                                       ---------------------------------------------------------------------------
Shares outstanding end of period                               683,759            558,507          3,343,184          3,088,231
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchases of securities                                $          --      $          --      $    18,745,483    $    17,697,099
Proceeds from sales of securities                                 --                 --           18,893,473         31,653,017
Purchases of long-term
  U.S. government agencies                                   1,994,480    $     2,012,760                 --                 --
Proceeds from sales of long-term
  U.S. government agencies                                   1,500,000          2,515,675                 --                 --

                                                                ICON N. EUROPE                        ICON S. EUROPE
                                                                  REGION FUND                           REGION FUND
                                                      SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                       MARCH 31, 2000    SEPT. 30, 1999     MARCH 31, 2000     SEPT. 30, 1999
                                                        (UNAUDITED)                          (UNAUDITED)
                                                       ------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                          $       (84,856)   $        76,996    $       (30,585)   $       (42,796)
Net realized gain/(loss) from
  investment transactions                                     991,193          2,648,461            (12,465)          (563,610)
Net realized gain/(loss) from
  foreign currency transactions                               (35,813)          (229,605)            (4,836)           (42,002)
Change in unrealized net appreciation or
  depreciation on securities and foreign
  currency translations                                     3,690,665          1,399,867            206,595          1,570,952
                                                      -------------------------------------------------------------------------

Net increase/(decrease) in net assets
  resulting from operations                                 4,561,189          3,895,719            158,709            922,544

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                            --             (493,690)              --              (23,988)
Distributions in excess of net investment income                 --               (8,471)              --                 --
Net capital gains                                          (2,406,446)        (3,503,483)              --           (1,955,771)
Distribution in excess of net capital gains                      --                 --                 --                 --
                                                      -------------------------------------------------------------------------
Net decrease from dividends and distributions              (2,406,446)        (4,005,644)              --           (1,979,759)

FUND SHARE TRANSACTIONS:

Shares sold                                                49,899,719         51,692,956          2,171,874         10,655,076
Reinvested dividends and distributions                      2,403,656          3,996,911               --            1,966,878
Shares repurchased                                        (50,204,881)       (71,334,577)        (1,363,746)       (15,718,495)
                                                      -------------------------------------------------------------------------
Net increase (decrease) from fund share transactions        2,098,494        (15,644,710)           808,128         (3,096,541)
                                                      -------------------------------------------------------------------------
Total increase (decrease) in net assets                     4,253,237        (15,754,635)           966,837         (4,153,756)

NET ASSETS:

Beginning of Period                                        23,971,336         39,725,971          5,297,900          9,451,656
                                                      -------------------------------------------------------------------------
End of Period                                         $    28,224,573    $    23,971,336    $     6,264,737    $     5,297,900
                                                      -------------------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid in capital                                       $    22,539,090    $    20,440,596    $     7,143,873    $     6,335,746
Accumulated undistributed net
  investment income/(loss)                                   (292,828)          (207,972)           (78,633)           (48,048)
Accumulated undistributed net realized
  gain/(loss) from investments                              1,219,283          2,634,536           (507,908)          (495,443)
Accumulated net realized gain/(loss)
  from foreign currency transactions                         (514,670)          (478,857)          (111,657)          (106,821)
Unrealized appreciation/depreciation on
  securities and foreign currency translations              5,273,698          1,583,033           (180,939)          (387,534)

                                                      -------------------------------------------------------------------------
NET ASSETS                                            $    28,224,573    $    23,971,336    $     6,264,737    $     5,927,900
                                                      -------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES:

Shares sold                                                 4,053,656          4,550,005            207,382            870,190
Reinvested dividends and distributions                        199,143            347,255               --              172,231
Shares repurchased                                         (4,030,803)        (6,270,705)          (130,383)        (1,315,265)
                                                      -------------------------------------------------------------------------
Net increase/(decrease)                                       221,996         (1,373,445)            76,999           (272,844)
                                                      -------------------------------------------------------------------------
Shares outstanding beginning of period                      2,042,400          3,415,845            523,653            796,497
                                                      -------------------------------------------------------------------------
Shares outstanding end of period                            2,264,396          2,042,400            600,652            523,653
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchases of securities                               $          --      $    14,913,579    $          --      $     5,451,829
Proceeds from sales of securities                           1,899,381         34,313,106             74,903         10,430,521
Purchases of long-term
  U.S. government agencies                                       --                 --                 --                 --
Proceeds from sales of long-term
  U.S. government agencies                                       --                 --                 --                 --

----------
ICON FUNDS          FINANCIAL HIGHLIGHTS
----------


FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED

                                                                              ICON BASIC
                                                                            MATERIALS FUND
                                                    SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                     MARCH 31, 2000    SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                      (UNAUDITED)       1999            1998           1997(a)
                                                   ------------------------------------------------------------
Net asset value, beginning of period                  $   7.31        $   6.58       $  10.90       $  10.00
Income from investment operations
  Net investment income (loss)                            0.01            0.02           0.02          (0.01)
Net gains or (losses) on securities
  (both realized and unrealized)                         (0.26)           0.74          (4.08)          0.91
                                                   ------------------------------------------------------------
Total from investment operations                         (0.25)           0.76          (4.06)          0.90
Less dividends and distributions
  Dividends (from net investment income)                     -               -              -              -
  Distributions in excess of net                             -           (0.03)             -              -
    investment income
  Distributions (from net realized gain)                     -               -          (0.26)             -
  Distributions in excess of net
    realized gains                                           -               -              -              -
                                                   ------------------------------------------------------------
Total distributions                                         -            (0.03)         (0.26)             -
                                                   ------------------------------------------------------------
Net asset value, end of period                        $   7.06        $   7.31       $   6.58       $  10.90
                                                   ------------------------------------------------------------
Total Return                                             (3.42%)         11.65%        (37.45%)         9.00%
Net assets, end of period (in thousands)              $ 24,164        $ 26,373       $ 17,318       $ 50,251
Average net assets for the period
  (in thousands)                                      $ 25,239        $ 17,145       $ 27,117       $ 45,001
Ratio of expenses to average net assets*                  1.42%           1.45%          1.33%          1.45%
Ratio of net investment income (loss) to
  average net assets*                                     0.37%           0.16%          0.08%         (0.24%)
Portfolio turnover rate                                  36.12%         118.29%        106.70%         32.35%



* ANNUALIZED FOR PERIODS LESS THAN A YEAR.


a FOR THE PERIOD MAY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
b FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
c FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998
d FOR THE PERIOD JULY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
e FOR THE PERIOD FEBRUARY 24, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
f FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
g FOR THE PERIOD FEBRUARY 19, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
h FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
i FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
j FOR THE PERIOD FEBRUARY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
k FOR THE PERIOD FEBRUARY 25, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
l FOR THE PERIOD FEBRUARY 18, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
m FOR THE PERIOD FEBRUARY 20, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                     60

                                                                              ICON CONSUMER
                                                                              CYCLICALS FUND
                                                    SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                     MARCH 31, 2000    SEPT. 30       SEPT. 30      SEPT. 30,
                                                      (UNAUDITED)        1999           1998         1997(b)
                                                   ------------------------------------------------------------
Net asset value, beginning of period                  $   9.67        $   7.87       $  10.96       $  10.00
Income from investment operations
  Net investment income (loss)                           (0.01)              -          (0.01)         (0.01)
Net gains or (losses) on securities
  (both realized and unrealized)                          0.60            2.04          (3.08)          0.97
                                                   ------------------------------------------------------------
Total from investment operations                          0.59            2.04          (3.09)          0.96
Less dividends and distributions
  Dividends (from net investment income)                     -               -              -              -
  Distributions in excess of net
    investment income                                        -               -              -              -
  Distributions (from net realized gain)                     -               -              -              -
  Distributions in excess of net
    realized gains                                           -           (0.24)             -              -
                                                   ------------------------------------------------------------
Total distributions                                          -           (0.24)             -              -
                                                   ------------------------------------------------------------
Net asset value, end of period                        $  10.26        $   9.67       $   7.87       $  10.96
                                                   ------------------------------------------------------------
Total Return                                              6.10%          25.78%        (28.26%)         9.60%
Net assets, end of period (in thousands)              $ 42,083        $ 54,351       $ 49,003       $ 20,916
Average net assets for the period
  (in thousands)                                      $ 50,128        $ 58,294       $ 39,883       $ 19,876
Ratio of expenses to average net assets*                  1.36%           1.35%          1.37%          1.89%
Ratio of net investment income (loss) to
  average net assets*                                    (0.21%)         (0.46%)        (0.36%)        (0.67%)
Portfolio turnover rate                                  42.82%          27.83%         72.42%          0.00%




                                                                      ICON ENERGY
                                                                          FUND
                                                    SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED
                                                     MARCH 31, 2000    SEPT. 30,      SEPT. 30,
                                                       (UNAUDITED)       1999          1998(c)
                                                   ------------------------------------------------------------
Net asset value, beginning of period                  $   7.98        $   6.35       $  10.00
Income from investment operations
  Net investment income (loss)                           (0.01)           0.01           0.06
Net gains or (losses) on securities
  (both realized and unrealized)                          2.98            1.69          (3.71)
                                                   ------------------------------------------------------------
Total from investment operations                          2.97            1.70          (3.65)
Less dividends and distributions
  Dividends (from net investment income)                     -           (0.05)             -
  Distributions in excess of net
    investment income                                        -           (0.02)             -
  Distributions (from net realized gain)                     -               -              -
  Distributions in excess of net
    realized gains                                           -               -              -
                                                   ------------------------------------------------------------
Total distributions                                          -           (0.07)             -
                                                   ------------------------------------------------------------
Net asset value, end of period                        $  10.95        $   7.98       $   6.35
                                                   ------------------------------------------------------------
Total Return                                             37.22%          27.28%        (36.50%)
Net assets, end of period (in thousands)              $ 24,648        $ 19,230       $ 12,335
Average net assets for the period
  (in thousands)                                      $ 18,613        $ 13,801       $ 21,128
Ratio of expenses to average net assets*                  1.44%           1.45%          1.20%
Ratio of net investment income (loss) to
  average net assets*                                    (0.23%)         (0.26%)         0.51%
Portfolio turnover rate                                   1.79%          34.41%        112.62%


                                                                          ICON FINANCIAL
                                                                          SERVICES FUND
                                                    SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                     MARCH 31, 2000    SEPT. 30,      SEPT. 30,     SEPT. 30,
                                                      (UNAUDITED)        1999           1998         1997(d)
                                                   ------------------------------------------------------------
Net asset value, beginning of period                  $   8.99        $   9.37       $  10.51       $  10.00
Income from investment operations
  Net investment income (loss)                            0.01            0.02           0.04           0.01
Net gains or (losses) on securities
  (both realized and unrealized)                          0.84            1.05          (1.14)          0.50
                                                   ------------------------------------------------------------
Total from investment operations                          0.85            1.07          (1.10)          0.51
Less dividends and distributions
  Dividends (from net investment income)                     -           (0.04)         (0.01)             -
  Distributions in excess of net
    investment income                                        -           (0.02)             -              -
  Distributions (from net realized gain)                 (0.12)          (1.39)         (0.03)             -
  Distributions in excess of net
    realized gains                                           -               -              -              -
                                                   ------------------------------------------------------------
Total distributions                                      (0.12)          (1.45)         (0.04)             -
                                                   ------------------------------------------------------------
Net asset value, end of period                        $   9.72        $   8.99       $   9.37       $  10.51
                                                   ------------------------------------------------------------
Total Return                                              9.52%          10.05%        (10.46%)         5.10%
Net assets, end of period (in thousands)              $ 66,030        $  5,483       $ 17,211       $ 32,237
Average net assets for the period
  (in thousands)                                      $  6,928        $ 10,415       $ 28,304       $ 29,803
Ratio of expenses to average net assets*                  1.44%           1.58%          1.33%          1.70%
Ratio of net investment income (loss) to
  average net assets*                                     1.45%           0.09%          0.35%          0.12%
Portfolio turnover rate                                  19.65%          53.29%         87.68%         00.00%


AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchases or redemptions by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

----------
ICON FUNDS          FINANCIAL HIGHLIGHTS
----------


FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED


                                                                       ICON HEALTHCARE
                                                                             FUND
                                           Six Months Ended     Year Ended        Year Ended        Year Ended
                                           March 31, 2000        Sept. 30,         Sept. 30,         Sept. 30,
                                            (Unaudited)            1999              1998              1997(e)
                                             --------------------------------------------------------------------
Net asset value, beginning of period       $        7.98     $       11.39     $       11.78     $       10.00
Income from investment operations
  Net investment income (loss)                     (0.04)             --                0.02             (0.04)
Net gains or (losses) on securities
  (both realized and unrealized)                    2.48             (0.25)             0.35              1.82
                                             --------------------------------------------------------------------
Total from investment operations                    2.44             (0.25)             0.37              1.78
Less dividends and distributions
  Dividends (from net investment income)            --                --                --                --
  Distributions in excess of net
    investment income                               --                --                --                --
  Distributions (from net realized gain)           (0.31)            (3.16)            (0.76)             --
  Distributions in excess of net
    realized gains-                                 --                --                --                --
                                             --------------------------------------------------------------------
Total distributions                                (0.31)            (3.16)            (0.76)             --
                                             --------------------------------------------------------------------
Net asset value, end of period             $       10.11     $        7.98     $       11.39     $       11.78
                                             --------------------------------------------------------------------
Total Return                                       31.65%            (5.34%)            3.77%            17.80%
Net assets, end of period (in thousands)   $      39,939     $      24,550     $      31,153     $      77,307
Average net assets for the period
  (in thousands)                           $      35,553     $      29,272     $      56,620     $      59,164
Ratio of expenses to average net assets*            1.43%             1.40%             1.24%             1.45%
Ratio of net investment income (loss) to
  average net assets*                              (0.94%)           (0.83%)           (0.13%)           (0.80%)
Portfolio turnover rate                           101.99%            85.99%            52.16%            71.81%


                                                                         ICON LEISURE
                                                                             FUND
                                           Six Months Ended     Year Ended        Year Ended        Year Ended
                                           March 31, 2000        Sept. 30,         Sept. 30,         Sept. 30,
                                            (Unaudited)            1999              1998              1997(f)
                                             --------------------------------------------------------------------
Net asset value, beginning of period       $       12.05     $       11.79     $       11.35     $       10.00
Income from investment operations
  Net investment income (loss)                      0.04              0.10              0.02             (0.01)
Net gains or (losses) on securities
  (both realized and unrealized)                   (0.84)             1.61              0.45              1.36
                                             --------------------------------------------------------------------
Total from investment operations                   (0.80)             1.71              0.47              1.35
Less dividends and distributions
  Dividends (from net investment income)            --               (0.24)             --                --
  Distributions in excess of net                    --               (0.03)             --                --
    investment income
  Distributions (from net realized gain)           (3.07)            (1.18)            (0.03)             --
  Distributions in excess of net
    realized gains-                                 --                --                --                --
                                             --------------------------------------------------------------------
Total distributions                                (3.07)            (1.45)            (0.03)             --
                                             --------------------------------------------------------------------
Net asset value, end of period             $        8.18     $       12.05     $       11.79     $       11.35
                                             --------------------------------------------------------------------
Total Return                                       (6.81%)           14.76%             4.18%            13.50%
Net assets, end of period (in thousands)   $       6,626     $      31,559     $      54,426     $      66,608
Average net assets for the period
  (in thousands)                           $      28,047     $      40,054     $      74,443     $      45,444
Ratio of expenses to average net assets*            1.51%             1.38%             1.30%             1.48%
Ratio of net investment income (loss) to
  average net assets*                               0.24%            (0.12%)            0.07%            (0.36%)
Portfolio turnover rate                             0.00%            49.22%            34.17%             2.52%

* ANNUALIZED FOR PERIODS LESS THAN A YEAR.
a-m LEGENDS ARE AT BOTTOM OF PAGE 60
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS



                                                                                    ICON TECHNOLOGY
                                                                                         FUND
                                                       SIX MONTHS ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2000        SEPT. 30          SEPT. 30          SEPT. 30,
                                                        (UNAUDITED)            1999              1998             1997(g)
                                                       --------------------------------------------------------------------
Net asset value, beginning of period                   $       19.00     $        9.20     $       12.96     $       10.00
Income from investment operations
  Net investment income (loss)                                 (0.08)             --               (0.06)            (0.05)
Net gains or (losses) on securities
  (both realized and unrealized)                               11.46             10.58             (3.31)             3.01
                                                       --------------------------------------------------------------------
Total from investment operations                               11.38             10.58             (3.37)             2.96
Less dividends and distributions
  Dividends (from net investment income)                        --                --                --                --
  Distributions in excess of net investment income              --                --                --                --
  Distributions (from net realized gain)                       (6.44)            (0.78)            (0.39)             --
  Distributions in excess of net realized gains-                --                --                --                --
                                                       --------------------------------------------------------------------
Total distributions                                            (6.44)            (0.78)            (0.39)             --
                                                       --------------------------------------------------------------------
Net asset value, end of period                         $       23.94     $       19.00     $        9.20     $       12.96
                                                       --------------------------------------------------------------------
Total Return                                                   72.27%           119.53%           (26.17%)           29.60%
Net assets, end of period (in thousands)               $      47,663     $      55,126     $      60,494     $      41,849
Average net assets for the period (in thousands)       $      64,515     $      66,977     $      73,057     $      29,766
Ratio of expenses to average net assets*                        1.36%             1.37%             1.31%             1.47%
Ratio of net investment income
  (loss) to average net assets*                                (0.52%)           (1.06%)           (0.99%)           (0.88%)
Portfolio turnover rate                                        74.37%            31.75%            31.68%            44.57%


                                                                                   ICON TELECOMM
                                                                                  & UTILITES FUND

                                                       SIX MONTHS ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2000        SEPT. 30,         SEPT. 30,         SEPT. 30,
                                                        (UNAUDITED)            1999              1998             1997(h)
                                                       --------------------------------------------------------------------
Net asset value, beginning of period                   $       10.04     $       14.17     $       10.63     $       10.00
Income from investment operations
  Net investment income (loss)                                  0.09              0.83              0.31              0.06
Net gains or (losses) on securities
  (both realized and unrealized)                               (0.15)             1.18              3.28              0.57
                                                       --------------------------------------------------------------------
Total from investment operations                               (0.06)             2.01              3.59              0.63
Less dividends and distributions                               (0.16)            (1.02)            (0.04)             --
  Dividends (from net investment income)
  Distributions in excess of net investment income              --                --                --                --
  Distributions (from net realized gain)                       (2.94)            (5.12)            (0.01)             --
  Distributions in excess of net realized gains-                --                --                --                --
                                                       --------------------------------------------------------------------
Total distributions                                            (3.10)            (6.14)            (0.05)             --
                                                       --------------------------------------------------------------------
Net asset value, end of period                         $        6.88     $       10.04     $       14.17     $       10.63
                                                       --------------------------------------------------------------------
Total Return                                                   (2.69%)           15.25%            33.88%             6.30%
Net assets, end of period (in thousands)               $       6,678     $       7,129     $      23,749     $      20,422
Average net assets for the period (in thousands)       $       7,158     $       9,825     $      36,698     $      19,230
Ratio of expenses to average net assets*                        1.45%             1.59%             1.34%             1.91%
Ratio of net investment income
  (loss) to average net assets*                                 2.41%             1.84%             2.12%             1.62%
Portfolio turnover rate                                         0.00%            18.85%           155.72%             2.55%




                                                                                ICON TRANSPORTATION
                                                                                        FUND
                                                       SIX MONTHS ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2000        SEPT. 30,         SEPT. 30,         SEPT. 30,
                                                        (UNAUDITED)            1999              1998             1997(i)
                                                       --------------------------------------------------------------------
Net asset value, beginning of period                   $       10.31     $        9.45     $       12.40     $       10.00
Income from investment operations
  Net investment income (loss)                                  0.05              0.01              0.01              --
Net gains or (losses) on securities
  (both realized and unrealized)                               (0.27)             1.63             (2.71)             2.40
                                                       --------------------------------------------------------------------
Total from investment operations                               (0.22)             1.64             (2.70)             2.40
Less dividends and distributions
  Dividends (from net investment income)                        --               (0.02)            (0.01)             --
  Distributions in excess of net investment income              --                --                --                --
  Distributions (from net realized gain)                       (0.80)            (0.76)            (0.24)             --
  Distributions in excess of net realized gains-                --                --                --                --
                                                       --------------------------------------------------------------------
Total distributions                                            (0.80)            (0.78)            (0.25)             --
                                                       --------------------------------------------------------------------
Net asset value, end of period                         $        9.29     $       10.31     $        9.45     $       12.40
                                                       --------------------------------------------------------------------
Total Return                                                   (2.00%)           16.89%           (22.08%)           24.00%
Net assets, end of period (in thousands)               $      20,790     $      21,004     $      11,318     $      22,531
Average net assets for the period (in thousands)       $      20,286     $      24,387     $      17,975     $      19,459
Ratio of expenses to average net assets*                        1.37%             1.41%             1.41%             1.61%
Ratio of net investment income
  (loss) to average net assets*                                 1.10%             0.10%             0.08%            (0.04%)
Portfolio turnover rate                                        53.02%            47.97%            10.62%            15.97%

AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS
This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

----------
ICON FUNDS          FINANCIAL HIGHLIGHTS
----------

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED


                                                                                   ICON SHORT-TERM
                                                                                  FIXED INCOME FUND
                                              SIX MONTHS ENDED         YEAR ENDED                YEAR ENDED         PERIOD ENDED
                                               MARCH 31, 2000           SEPT. 30,                 SEPT. 30,           SEPT. 30,
                                                (UNAUDITED)               1999                      1998                1997(j)
                                              ----------------------------------------------------------------------------------
Net asset value, beginning of period          $          9.15     $          9.79           $         10.03      $         10.00
Income from investment operations
  Net investment income (loss)                           0.15                0.43                      0.76                 0.47
Net gains or (losses) on securities
  (both realized and unrealized)                        (0.03)              (0.12)                    (0.14)                0.03
                                              ----------------------------------------------------------------------------------
Total from investment operations                         0.12                0.31                      0.62                 0.50
Less dividends and distributions
  Dividends (from net investment income)                (0.15)              (0.65)                    (0.53)               (0.47)
  Distributions in excess of net                         --                  --                        --                   --
    investment income
  Distributions (from net realized gain)                (0.03)              (0.30)                    (0.33)                --
  Distributions in excess of net
    realized gains                                       --                  --                        --                   --
                                              ----------------------------------------------------------------------------------
Total distributions                                     (0.18)              (0.95)                    (0.86)               (0.47)
                                              ----------------------------------------------------------------------------------
Net asset value, end of period                $          9.09     $          9.15           $          9.79      $         10.03
                                              ----------------------------------------------------------------------------------
Total Return                                             1.68%               3.54%                     6.55%                3.18%
Net assets, end of period (in thousands)      $         6,214     $         5,111           $         5,350      $        81,382
Average net assets for the period
  (in thousands)                              $         5,354     $         4,658           $        17,542      $       128,897
Ratio of expenses to average net assets*                 1.57%               1.06%(beta)               0.11%+               1.10%
Ratio of net investment income (loss) to
  average net assets*                                    3.93%               4.42%(beta)               5.66%+               4.66%
Portfolio turnover rate                                 39.14%              53.22%                   163.75%              297.62%


* ANNUALIZED FOR PERIODS LESS THAN A YEAR.
a-m LEGENDS ARE AT BOTTOM OF PAGE 60
# INCLUDES REIMBURSEMENT FROM ADMINISTRATOR FOR FEES AND EXPENSES. IF THESE FEES AND EXPENSES HAD NOT BEEN REIMBURSED, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.10% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.79%).

+ INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTE 4. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.84% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%.

(beta) INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTE 4. TF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.48% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                     ICON ASIA
                                                                    REGION FUND
                                           SIX MONTHS ENDED         YEAR ENDED          YEAR ENDED      YEAR ENDED
                                            MARCH 31, 2000            SEPT. 30            SEPT. 30       SEPT. 30,
                                              (UNAUDITED)              1999                1998           1997(k)
                                           --------------------------------------------------------------------------
Net asset value, beginning of period       $         10.87     $          6.09     $          9.94     $       10.00
Income from investment operations
  Net investment income (loss)                        0.00               (0.01)              (0.04)            (0.01)
Net gains or (losses) on securities
  (both realized and unrealized)                      0.75                4.79               (3.81)            (0.05)
                                           --------------------------------------------------------------------------
Total from investment operations                      0.75                4.78               (3.85)            (0.06)
Less dividends and distributions
  Dividends (from net investment income)              --                  --                  --                --
  Distributions in excess of net
    investment income                                 --                  --                  --                --
  Distributions (from net realized gain)              --                  --                  --                --
  Distributions in excess of net
    realized gains                                    --                  --                  --                --
                                           --------------------------------------------------------------------------
Total distributions                                   --                  --                  --                --
                                           --------------------------------------------------------------------------
Net asset value, end of period             $         11.62     $         10.87     $          6.09     $        9.94
                                           --------------------------------------------------------------------------
Total Return                                          6.90%              78.49%             (38.73%)           (0.60%)
Net assets, end of period (in thousands)   $        38,852     $        33,564     $        26,730     $      58,279
Average net assets for the period
  (in thousands)                           $        35,014     $        29,191     $        45,361     $      45,191
Ratio of expenses to average net assets*              1.56%               1.59%               1.65%             1.66%
Ratio of net investment income (loss) to
  average net assets*                                (0.50%)             (0.57%)             (0.45%)           (0.23%)
Portfolio turnover rate                              59.10%              62.82%              69.57%             0.00%






                                                                           ICON N. EUROPE
                                                                            REGION FUND
                                             SIX MONTHS ENDED      YEAR ENDED        YEAR ENDED    YEAR ENDED
                                              MARCH 31, 2000        SEPT. 30,         SEPT. 30,     SEPT. 30,
                                                (UNAUDITED)           1999                 1998      1997(l)
                                           ---------------------------------------------------------------------
Net asset value, beginning of period          $       11.74     $       11.63        $     11.06     $   10.00
Income from investment operations
  Net investment income (loss)                        (0.03)            (0.05)             (0.02)         0.07
Net gains or (losses) on securities
  (both realized and unrealized)                       1.95              1.51               0.79          0.99
                                           ---------------------------------------------------------------------
Total from investment operations                       1.92              1.46               0.77          1.06
Less dividends and distributions
  Dividends (from net investment income)               --               (0.17)             (0.06)         --
  Distributions in excess of net
    investment income                                  --                --                 --            --
  Distributions (from net realized gain)              (1.20)            (1.18)             (0.14)         --
  Distributions in excess of net
    realized gains                                     --                --                 --            --
                                           ---------------------------------------------------------------------
Total distributions                                   (1.20)            (1.35)             (0.20)         --
                                           ---------------------------------------------------------------------
Net asset value, end of period                $       12.46     $       11.74        $     11.63     $   11.06
                                           ---------------------------------------------------------------------
Total Return                                          16.71%            12.78%              7.00%        10.60%
Net assets, end of period (in thousands)      $      28,225     $      23,971        $    39,726     $  49,947
Average net assets for the period
  (in thousands)                              $      27,179     $      30,993        $    49,406     $  36,212
Ratio of expenses to average net assets*               1.56%             1.59%              1.54%         1.66%
Ratio of net investment income (loss) to
  average net assets*                                 (0.62%)            0.25%             (0.41%)        1.34%
Portfolio turnover rate                                0.00%            50.36%             57.84%        13.89%



                                                                ICON S. EUROPE
                                                                  REGION FUND
                                         SIX MONTHS ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          MARCH 31, 2000     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                           (UNAUDITED)       1999          1998          1997(m)
                                           ---------------------------------------------------
Net asset value, beginning of period       $   10.12      $   11.87     $   11.90     $  10.00
Income from investment operations
  Net investment income (loss)                 (0.04)          0.02         (0.23)        0.10
Net gains or (losses) on securities
  (both realized and unrealized)                0.35           1.06          0.93         1.80
                                           ---------------------------------------------------
Total from investment operations                0.31           1.08          0.70         1.90
Less dividends and distributions
  Dividends (from net investment income)        --             --           (0.07)        --
  Distributions in excess of net
    investment income                           --            (0.03)         --           --
  Distributions (from net realized gain)        --            (2.80)        (0.66)        --
  Distributions in excess of net
    realized gains                              --             --            --           --
                                           ---------------------------------------------------
Total distributions                             --            (2.83)        (0.73)        --
                                           ---------------------------------------------------
Net asset value, end of period             $   10.43      $   10.12     $   11.87     $  11.90
                                           ---------------------------------------------------
Total Return                                    3.06%          6.41%         6.11%       19.00%
Net assets, end of period (in thousands)   $   6,265      $   5,298     $   9,452     $ 21,088
Average net assets for the period
  (in thousands)                           $   5,605      $   8,107     $  20,263     $ 15,055
Ratio of expenses to average net assets*        1.69%          1.81%       1.56%#         1.69%
Ratio of net investment income (loss) to
  average net assets*                          (1.09%)        (0.53%)    (0.26%)#         1.92%
Portfolio turnover rate                         0.00%         70.65%       113.55%        7.29%

----------
ICON FUNDS
----------

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2000 (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

The ICON Basic Materials Fund (Basic Materials Fund), ICON Consumer Cyclicals Fund (Consumer Cyclicals Fund), ICON Energy Fund (Energy Fund), ICON Financial Services Fund, (Financial Services Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure Fund (Leisure Fund), ICON Technology Fund (Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Transportation Fund (Transportation Fund)-(collectively, the Domestic Funds), and ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) and ICON Asia Region Fund (Asia Fund) (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds) which are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. The Trust has sixteen funds (of which twelve are currently in operation) which invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund which invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.


The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the Nasdaq Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking a last sales price a security is valued at its last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

EXPENSES.

Most expenses of the Funds can be directly attributed to each specific fund. Expenses which cannot be directly attributed are apportioned between all Funds based upon relative net assets.

DEFERRED ORGANIZATIONAL COSTS.

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

INVESTMENT ADVISORY FEES

DOMESTIC AND INTERNATIONAL FUNDS

As the Funds' investment advisor, Meridian Investment Management Corporation (MIMCO) receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

SHORT-TERM FIXED INCOME FUND

As the Fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

Firstar Mutual Fund Services, LLC and Firstar Bank of Milwaukee (Firstar) provides custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million of average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, Firstar has entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

ADMINISTRATIVE SERVICES

The Funds have entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

RELATED PARTIES

Certain officers and directors of MIMCO are also officers and trustees of the Funds.

3. FEDERAL INCOME TAX.

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, capital loss carry forwards and deemed distributions on redemptions.

Net capital loss carryovers expire in 2006 and 2007. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

The aggregate composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2000.


FUND                                                                                               NET UNREALIZED    NET CAPITAL
                                            UNREALIZED        UNREALIZED        APPRECIATION              LOSS       POST OCTOBER
                                           APPRECIATION      (DEPRECIATION)     (DEPRECIATION)      CARRYOVERS       LOSS DEFERRAL
----------------------------------------------------------------------------------------------------------------------------------
ICON Basic Materials Fund                  $ 3,047,133       $(2,641,402)       $   405,731        $ 9,416,109       $ 2,119,955
ICON Consumer Cyclicals Fund               $ 6,419,484       $(1,991,277)       $ 4,428,207        $   557,945       $ 5,936,026
ICON Energy Fund                           $ 6,484,250       $  (911,392)       $ 5,572,858        $ 1,605,236       $ 2,996,701
ICON Financial Services Fund               $ 2,798,447       $  (276,462)       $ 2,521,985        $      --         $      --
ICON Healthcare Fund                       $ 1,766,008       $(2,283,808)       $  (517,800)       $      --         $      --
ICON Leisure Fund                          $ 1,078,862       $(1,374,679)       $  (295,817)       $      --         $      --
ICON Technology Fund                       $ 8,656,743       $(1,293,544)       $ 7,363,199        $      --         $      --
ICON Telecommunication and
  Utilities Fund                           $   636,211       $  (939,932)       $  (303,721)       $      --         $      --
ICON Transportation Fund                   $ 2,391,450       $  (797,430)       $ 1,594,020        $      --         $      --
ICON Short-Term
  Fixed Income Fund                        $      --         $   (34,890)       $   (34,890)       $      --         $      --
ICON Asia Region Fund                      $ 7,234,961       $(1,501,914)       $ 5,733,047        $10,241,800       $ 1,900,493
ICON North Europe Region Fund              $ 6,865,324       $(1,592,457)       $ 5,272,867        $      --         $   207,970
ICON South Europe Region Fund              $   663,678       $  (849,360)       $  (185,682)       $    39,533       $   608,432

4. ACCOUNTING ESTIMATES

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997 which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net estimated overaccrual of $127,000 became material to the financial statements of the Fund. The Fund has determined that it received a net benefit due to this estimated overaccrual and will identify and reimburse shareholders who provided this benefit. The amount of this benefit is identified as due to redeemed shareholders in the Statement of Assets and Liabilities. This has been accounted for as a change in accounting estimate and adjusted for as of September 30, 1998.

During the year ended September 30, 1999, as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539.

---------------
  ICON FUNDS                      2000 SEMI-ANNUAL REPORT
---------------


THIS SPACE IS AVAILABLE FOR YOUR NOTES

ICON FUNDS

FOR MORE INFORMATION ON ICON FUNDS, CONTACT US AT:

Toll-Free:   (888) 389-ICON
Facsimile:   (303) 790-8246
12835 East Arapahoe Road
Tower II, Penthouse
Englewood, Colorado 80112

DISTRIBUTED BY MERIDIAN CLEARING CORP., MEMBER NASD

Copyright-May 31, 2000 ICON Funds